QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Tapestry Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

TAPESTRY PHARMACEUTICALS, INC.
4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2005

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Tapestry Pharmaceuticals, Inc., a Delaware corporation (the "Company"). The meeting will be held on Friday, June 10, 2005 at 9:00 a.m. local (Mountain) time at the Radisson Hotel & Conference Center, 1850 Industrial Circle, Longmont, Colorado, 80501 USA for the following purposes:

  1.
  To elect three directors to hold office until the 2008 Annual Meeting of Stockholders.

  2.
  To adopt a second amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 64,000,000 to 100,000,000, to integrate into a single instrument all of the provisions of the Company's certificate of incorporation that are currently in effect and to make conforming changes.

  3.
  To approve amendments to the Company's amended and restated certificate of incorporation to effect a reverse split of the Company's outstanding common stock, pursuant to which any whole number of outstanding shares between, and including, five and forty would be combined into one share of common stock and to authorize the Company's Board of Directors to select and file one such amendment.

  4.
  To approve an amendment of the Company's 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 2,000,000 shares to an aggregate of 4,000,000 shares and to increase the number of shares subject to options that may be granted to any one employee during any calendar year from 400,000 shares to 1,000,000 shares.

  5.
  To ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 28, 2005.

  6.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is April 14, 2005. Only stockholders of record at the close of business on the record date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
Patricia A. Pilia, Ph.D. Secretary

Boulder, Colorado
April 28, 2005

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TAPESTRY PHARMACEUTICALS, INC.
4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301

PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
June 10, 2005

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Tapestry Pharmaceuticals, Inc. (sometimes referred to as the "Company" or "Tapestry") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 2005, to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on April 14, 2005 will be entitled to vote at the annual meeting. On this record date, there were 33,488,995 shares of common stock outstanding and entitled to vote.

  Stockholders of Record: Shares Registered in Your Name

        If on April 14, 2005, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 14, 2005, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are five matters scheduled for a vote:

  •
  Election of three directors to hold office until the 2008 Annual Meeting of Stockholders;

  •
  Adoption of a second amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 64,000,000 to 100,000,000, to integrate into a single instrument all of the provisions of the Company's certificate of incorporation which are currently in effect, and to make conforming changes.

  •
  Approval of amendments to the Company's amended and restated certificate of incorporation to effect a reverse split of the Company's outstanding common stock, pursuant to which any whole number of outstanding shares between, and including, five and forty would be combined into one share of common stock and authorization of the Company's Board of Directors to select and file one such amendment;

  •
  Approval of an amendment of the Company's 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 2,000,000 shares to an aggregate of 4,000,000 shares and to increase the number of shares subject to options that may be granted to any one employee during any calendar year by 600,000 shares to 1,000,000 shares; and

  •
  Ratification of the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 28, 2005.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholders of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of April 14, 2005.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all three nominees for director, "For" Proposal 2 to adopt an amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 64,000,000 to 100,000,000, to integrate into a single instrument all of the provisions of the Company's certificate of incorporation which are currently in effect and to make conforming changes, "For" Proposal 3 to approve amendments to the Company's certificate of incorporation to effect a reverse stock split within the stated parameters and to authorize the Company's Board of Directors to select and file one such amendment within such parameters, "For" Proposal 4 to amend the Company's 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 2,000,000 shares and to increase the number of shares subject to options that may be granted to any one employee during any calendar year by 600,000 shares and "For" Proposal 5 to ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 28, 2005. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and representatives of MacKenzie Partners, Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but MacKenzie Partners, Inc. will be paid its customary fee of approximately $8,000 plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 31, 2005 to Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. If you wish to submit a proposal that is not to be included in next year's proxy materials or to nominate a director, you must do so no earlier than March 28, 2006, and no later than April 22, 2006. You should review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors,

"Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, except Proposals 2 and 3. For Proposals 2 and 3, abstentions and broker non-votes will have the same effect as "Against" votes.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the three nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  To be approved, Proposal 2, to adopt a second amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 64,000,000 to 100,000,000, to integrate into a single instrument all of the provisions of the Company's certificate of incorporation which are currently in effect and to make conforming changes, must receive a "For" vote from a majority of all outstanding shares of common stock either in person or by proxy. Broker non-votes and abstentions with respect to Proposal 2 will be treated as votes "Against" the proposal.

  •
  To be approved, Proposal 3, to approve amendments to the Company's amended and restated certificate of incorporation to effect a reverse stock split within the stated parameters and to authorize the Company's Board of Directors to select and file one such amendment within such parameters, must receive a "For" vote from a majority of all outstanding shares of common stock either in person or by proxy. Broker non-votes and abstentions with respect to Proposal 3 will be treated as votes "Against" the proposal.

  •
  To be approved, Proposal No. 4, to amend the Company's 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 2,000,000 shares and to increase the number of shares subject to options that may be granted to any one employee during any calendar year by 600,000 shares, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 5, to ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 28, 2005, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 33,488,995 shares outstanding and entitled to vote. Thus,

16,744,498 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors presently has nine members. There are three directors in the class whose term of office expires in 2005. Each of the nominees listed below, except for Mr. Maza, is currently a director of the Company who was previously elected by the stockholders. Mr. Maza was appointed to our Board on December 14, 2004. Mr. Maza was recommended for election to the Company's Board by the Nominating and Corporate Governance Committee after having been referred to that committee by Dr. Stephen Carter, a non-management director of the Company. If elected at the annual meeting, each of these nominees would serve until the 2008 annual meeting and his or her successor is elected and has qualified, or until the director's death, resignation or removal. It is the Company's policy to invite directors and nominees for director to attend the Annual Meeting. One of the directors and nominees for election as a director at the 2004 Annual Meeting of Stockholders attended the 2004 Annual Meeting of Stockholders.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Nominees for Election for a Three-year Term Expiring at the 2008 Annual Meeting

        Stephen K. Carter, M.D., 67, has served as a director since March 2004. Dr. Carter has been a consultant to the pharmaceutical industry since 1997. From 1996 to 1999, Dr. Carter served as a consultant to SUGEN Inc., a biopharmaceutical company focused on the discovery and development of small molecule drugs which target specific cellular signal transduction pathways, and from 1999 to 2000 was SUGEN's Senior Vice President of Clinical and Regulatory Affairs. From 1995 to 1996, he was Senior Vice President, Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc. From 1990 to 1995 Dr. Carter served as Senior Vice President, Worldwide Clinical Research and Development at Bristol-Myers Squibb Co. Dr. Carter is a former Deputy Director at the National Cancer Institute's Division of Cancer Treatment and is a member of the American Society of Clinical Oncology. Dr. Carter received his A.B. degree in American history from Columbia College and his M.D. degree from New York Medical College. Dr. Carter currently serves on the Board of Directors of four publicly traded companies: Cytogen Corporation; Emisphere Technologies, Inc., Vion Pharmaceuticals, Inc.; Alfacell Corporation; and Callisto Pharmaceuticals, Inc.

        George M. Gould, Esq., 67, has served as a director since 2003. He has served as Of Counsel to the law firm Gibbons, Del Deo, Dolan, Griffinger & Vecchione since 1996. Mr. Gould is also a director of Protein Design Labs, Inc. a publicly traded biotechnology company engaged in the development of humanized monoclonal antibodies for the prevention and treatment of disease. Additionally, Mr. Gould is a director of Angiogenex, Inc., a privately-held biopharmaceutical company that develops therapeutic and diagnostic applications of Id gene and protein technologies as well as Supratek Pharma, a private Canadian biopharmaceuticals company developing novel block copolymer targeted drug formulations. From May 1996 to December 1996, Mr. Gould was a Senior Vice President of PharmaGenics, Inc. Prior to that time Mr. Gould served as Vice President, Licensing & Corporate Development and Chief Patent Counsel for Hoffmann-La Roche Inc. from 1989 to 1996. Mr. Gould received a Bachelor of Arts degree in organic chemistry from The Johns Hopkins University, attended the New York University

Graduate School of Chemistry, received a J.D. from Columbia University School of Law and an L.L.M. from New York University School of Law.

        Elliot M. Maza, 49, has served as a director since December 2004. Since December 2003, Mr. Maza has served as Chief Financial Officer of Emisphere Technologies, where he is responsible for the financial accounting, legal and investor relations functions of that drug delivery company. Between 1999 and 2003, Mr. Maza was a partner at Ernst & Young LLP. Prior thereto he was employed by Goldman Sachs & Co., J.P. Morgan Securities and the law firm of Sullivan & Cromwell. Mr. Maza holds a J.D. degree from the University of Pennsylvania and is a certified public accountant.

Directors Continuing in Office Until the 2006 Annual Meeting

        Leonard P. Shaykin, 61, has served as our Chairman of the Board since 1993, and our Chairman and Chief Executive Officer since 1999. In 1995, Mr. Shaykin founded Shaykin & Co., LLC, a private investment and management company. Prior to founding Shaykin & Co., Mr. Shaykin was a managing partner of Adler & Shaykin, an investment partnership organized to sponsor management leveraged buyouts. Prior to that, Mr. Shaykin was Vice President, Director and a member of the Investment Committee of Citicorp Venture Capital, Ltd. and Citicorp Capital Investors, Inc., the venture capital and equity investment subsidiaries of Citicorp and Citibank. He is currently Chairman of the Board of the American Friends of Sheba Medical Center-Tel Hashomer, Israel, the largest medical center in the Middle East, and a trustee of the Jackson Laboratories, a not-for-profit genetic research institute. Mr. Shaykin received a B.A. and an M.A. from the University of Chicago and an M.B.A. from the University of Chicago Graduate School of Business.

        Arthur H. Hayes, Jr., M.D., 71, has served as a director since 1996. He is currently President and Chief Operating Officer of MediScience Associates, a pharmaceutical consulting company, where he has served since 1991, and is a Professor of Medicine at New York Medical College and Pennsylvania State University College of Medicine. From 1981 to 1983, Dr. Hayes served as Commissioner of the United States Food and Drug Administration. From 1986 to 1991, he was President and Chief Executive Officer of EM Pharmaceuticals, as well as a member of its board of directors. Dr. Hayes served as Provost and Dean at New York Medical College from 1983 to 1986, and served as the Director of the Institute of Human Values in Medical Ethics, International Health and Department of Biomedical Sciences, and for the latter of which he also served as Chairman. Dr. Hayes has held several posts with Pennsylvania State University, which included Professor of Medicine and Pharmacology from 1977 to 1981, Dean of Admissions from 1976 to 1979 and Associate Professor of Medicine and Pharmacology and Director of the Division of Clinical Pharmacology from 1972 to 1977. Dr. Hayes currently serves on the board of directors of Myriad Genetics, Inc. and Celgene Corporation. Dr. Hayes received his M.D. from Cornell University Medical College, and also attended Cornell's Graduate School of Medical Sciences, Department of Pharmacology. He undertook premedical studies, and attended medical school at Georgetown University. Dr. Hayes received his M.S. (philosophy, politics and economics) from Oxford University, where he was a Rhodes Scholar, and his B.A. (philosophy) from Santa Clara University.

        Robert E. Pollack, Ph.D., 64, has served as a director since 2000. He is currently Professor of Biological Sciences, Adjunct Professor of Environmental, Ecological and Evolutionary Biology, Lecturer in Psychiatry at the Center for Psychoanalytic Training and Research, and Director of the Center for the Study of Science and Religion at Columbia University; and Adjunct Professor of Science and Religion at Union Theological Seminary. He has been a Professor of Biological Sciences at Columbia since 1978, and was Dean of Columbia College from 1982 to 1989. He received the Alexander Hamilton Medal from Columbia University, and has held a Guggenheim Fellowship. He currently serves on Advisory Board of the John Templeton Foundation, and as a Senior Consultant for the Director, Program of Dialogue on Science, Ethics and Religion, American Association for the Advancement of Science. He is also currently a director of Nutrition 21, Inc., a publicly traded company focusing on the development and marketing of proprietary nutritional products. Dr. Pollack graduated from Columbia University with a B.A. in physics, and received a Ph.D. in biology from Brandeis University.

Directors Continuing in Office Until the 2007 Annual Meeting

        Patricia A. Pilia, Ph.D., 56, co-founder of Tapestry Pharmaceuticals, Inc., and one of its predecessor companies, Pacific Biotechnology, Inc., has served as an employee and director since inception in 1991. In 2002 she was appointed to the Research Committee of the Board of Directors. She has served as Secretary since 1991, Treasurer from 1991 through 1997, in addition to being president and officer in several of our international corporate affiliates, including our Cayman Islands, United Kingdom, and Canada subsidiaries. Internally, Dr. Pilia has served as Vice President of BioResearch and Toxicology, the head of Human Resources, Operations which included Manufacturing, Regulatory Affairs, Quality Assurance, Quality Control, Environmental Health and Clinical Affairs, and Acting Head of Research and Development. She continues with administrative and technical responsibilities for Human Resources, Safety and Clinical management. Prior to joining the Company, Dr. Pilia served as Assistant Professor of Pathology in the Colleges of Medicine, Dental Medicine and Graduate Studies at the Medical University of South Carolina and as the Assistant Director of the Immunopathology Diagnostic and Research Laboratories from 1985 to 1991. Since 1978, Dr. Pilia has designed and managed numerous laboratories, clinical programs in the US, China and Mexico, consulted to industry in the design and development of biomedical devices, various treatment modalities, and has been an active clinical and preclinical researcher in the fields of pathogenesis of disease, oncology, autoimmune disease and diagnostic development. Dr. Pilia received a Bachelor's degree from Boston University, a Master's Degree in immunology/microbiology and a Doctoral Degree in pathology from the Medical University of South Carolina.

        Edward L. Erickson, 58, has served as a director since 2000. Since 1998, he has served as Chairman of the Board of Directors of Immunicon Corporation, a public medical products company with technology for use in diagnostics, life science research, and pharmaceutical development applications. He has also served as Chief Executive Officer of Immunicon since March 1999, its President since 2000, and was its interim Chief Executive Officer from 1998 to 1999. From 1993 to 1998, Mr. Erickson served as President, Chief Executive Officer and as a director of DepoTech Corporation, at that time a publicly traded pharmaceutical company in the drug delivery field. From 1991 to 1993, he served as President, Chief Executive Officer and as a director of Cholestech Corporation, a publicly traded diagnostics company in the field of point-of-care cholesterol testing and screening. Prior to his employment with Cholestech Corporation, Mr. Erickson held senior executive positions with The Ares-Serono Group, now Serono, and with Amersham International plc. From 1995 to 1998, Mr. Erickson served as a director of MegaBios Corporation, a gene therapy company. Mr. Erickson holds a B.S. in mathematics with a minor in Physics and an M.S. in mathematics from the Illinois Institute of Technology and an M.B.A. with high distinction from Harvard University, where he was elected a Baker Scholar and was awarded the Loeb Rhoades Fellowship in Finance. Mr. Erickson has advised the Board of Directors that he intends to resign as a director following the 2005 Annual Meeting.

        The Honorable Richard N. Perle, 63, has served as a director since 2000. He has served as a fellow at the American Enterprise Institute since 1987. Mr. Perle is a director of Hollinger International, Inc. and Autonomy, plc. From 1981 to 1987, Mr. Perle was the United States Assistant Secretary of Defense for International Security Policy at the United States Department of Defense. Mr. Perle attended the London School of Economics with Honors Examinations, received a B.A. in international relations from the University of Southern California, an M.A. in politics from Princeton University, and completed various fellowships at Princeton University, the Ford Foundation and the American Council of Learned Societies.

Independence of the Board of Directors

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Shaykin, our Chairman and Chief Executive Officer, and Dr. Pilia, our Executive Vice President and Secretary.

Information Regarding the Board of Directors and its Committees

        The Board has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. The following table provides current committee membership, as well as meeting information for fiscal 2004 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance		Research and Development
Stephen K. Carter, M.D.			X				X	(2)
Edward L. Erickson	X		X
George M. Gould, Esq.	X		X		X	(1)
Arthur P. Hayes, Jr., M.D.					X
Elliot M. Maza	X	(1)	X
Richard N. Perle	X
Patricia A. Pilia, Ph.D.							X
Robert E. Pollack, Ph.D.			X	(1)			X	(2)
Leonard P. Shaykin
Total meetings in fiscal year 2004	6		5		1		1

(1)
Committee Chair

(2)
Committee Co-chair

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee (other than the Research and Development Committee) meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

  Audit Committee

        The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the compliance by the Company with legal and regulatory requirements. In particular, the Audit Committee reviews and discusses with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommends to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K; reviews and discusses with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements; evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and reviews and approves all "related party transactions," as required by law.

        Four directors comprise the Audit Committee: Messrs. Erickson, Gould, Maza and Perle. Mr. Maza currently serves as Chairman of the Audit Committee. The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Maza qualifies as an "audit committee financial expert," as defined in applicable rules of the Securities and Exchange Commission (the "SEC"). The Board made a qualitative assessment of Mr. Maza's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company and that he is a certified public accountant. The Audit Committee met six times during the last fiscal year. The Audit Committee Charter, which contains details on the Audit Committee's responsibilities and functions, can be found on our corporate website at www.tapestrypharma.com.

  Compensation Committee

        The Compensation Committee assists the Board in carrying out its responsibilities relating to compensation of the Company's executive officers, administers the Company's incentive and equity-based plans, and works with management and the Board in matters concerning organization development and succession planning of officers. In particular, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers (including the Chief Executive Officer); reviews and approves the compensation of the Company's executive officers; reviews and makes recommendations to the Board concerning executive compensation policies and practices generally; exercises all authority with respect to administration of the Company's various stock option and incentive plans; reviews and makes recommendations to the Board concerning any employment contract or severance arrangement for any executive officer; reviews and makes recommendations to the Board concerning director compensation and benefits; assists the Board in developing and evaluation potential candidates for executive positions; and oversees the development of the Company's executive succession plans. The Compensation Committee Charter, which contains details on the Compensation Committee's responsibilities and functions, can be found on our corporate website at www.tapestrypharma.com.

        Five directors comprise the Compensation Committee: Messrs. Erickson, Gould and Maza and Drs. Pollack and Carter. Dr. Pollack currently serves as Chairman of the Committee. All members of the Company's Compensation Committee are independent (as independence is currently defined in

Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met five times during the last fiscal year.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of persons identified as prospective nominees for director; recommending to the Board nominees for director to be submitted to stockholders for election at the Company's annual meeting or to fill vacancies and newly created directorships; considering and making recommendations to the Board concerning the appropriate size, function, needs and composition of the Board and its committees; reviewing the Board's committee structure (including assignment rotation schedules and authority to delegate to subcommittees) and recommending to the Board directors to serve as members of each committee; and reviewing, recommending and periodically re-examining the Company's corporate governance practices and policies. The Nominating and Corporate Governance Committee Charter, which contains details on the Committee's responsibilities and functions, can be found on our corporate website at www.tapestrypharma.com.

        Two directors comprise the Nominating and Corporate Governance Committee: Mr. Gould and Dr. Hayes. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met one time during the last fiscal year.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Committee also considers such factors as relevant expertise and experience, ability to devote sufficient time to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company's stockholders. Candidates for director will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee intends to consider experience, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee determines whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

        The Nominating and Corporate Governance Committee does not have a formal process for identifying and evaluating nominees for director. Instead, it uses its network of contacts to identify potential candidates. The Committee may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee will meet to discuss and consider such candidates' qualifications and then select a nominee for recommendation to the Board by majority vote.

        At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership discussed above. To date, the Nominating and Corporate Governance Committee has not rejected a timely director nominee from a stockholder or group of stockholders holding more than 5% of our voting stock.

  Research and Development Committee

        The Research and Development Committee of the Board of Directors is charged with reviewing our research and development activities and making recommendations to the full Board of Directors on such matters, including allocation of the Company's resources among the various active research and development programs. The Committee also assists the Board in evaluating and reviewing new development and product opportunities and potential licenses or acquisitions of third-party products or technology. Three directors comprise the Research and Development Committee: Drs. Carter, Pilia and Pollack. Drs. Carter and Pollack currently serve as Co-chairs of this Committee. The Research and Development Committee held one formal meeting, and met informally at least five other times during the last fiscal year.

Meetings of the Board of Directors

        The Board of Directors met nine times during the last fiscal year. Each incumbent Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

        The Company's Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending an email to governance@tapestrypharma.com, or writing to the Board of Directors, c/o Tapestry Pharmaceuticals, Inc., 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. All communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company's Complaint Process that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

        The Company has adopted a Code of Ethics and Business Conduct that applies to all senior executives and the Company's Controller. The Code of Ethics and Business Conduct is available on our website at www.tapestrypharma.com. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

        The Audit Committee of the Board of Directors reviews Tapestry's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        The Committee consists of four directors, all of whom meet the independence and other requirements for membership on the Audit Committee under applicable Nasdaq listing standards. The Board of Directors has adopted a written charter for the Committee.

        The Committee has reviewed and discussed with management and Tapestry's independent auditors, Grant Thornton LLP, the financial results for 2004. The Committee has also reviewed the results of the 2004 audit and the 2004 audited financial statements with management. In addition to its reviews, the Committee met four times in 2004 with the Company's independent auditors, initially with Ernst & Young LLP prior to its resignation in August 2005 and then with Grant Thornton after it had been engaged by the Audit Committee as the Company's independent auditors in September. The meetings were designed to facilitate and encourage private communication between the Committee, management and the independent auditors. The meetings included discussion and further review of the financial statements, the interim financial results and the matters required to be discussed by Statement of Auditing Standards No. 61. The independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Committee has discussed with the independent auditors, the auditors' independence from Tapestry. The Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on its reviews and discussions described above, the Committee recommended to the Board of Directors that the audited 2004 financial statements be included in Tapestry's Annual Report on Form 10-K for the last fiscal year, as filed with the SEC.

  The Audit Committee

  Elliot M. Maza, Chair
  Edward L. Erickson
  George M. Gould
  Richard N. Perle

1
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

PROPOSAL 2
ADOPTION OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

        The Board of Directors approved and has recommended that stockholders adopt a second amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 64,000,000 to 100,000,000. The proposed amended and restated certificate of incorporation would also integrate into a single instrument all provisions of the Company's certificate of incorporation that are currently in effect, eliminate provisions relevant to non-voting common stock, which is no longer authorized, and increase the number of shares of preferred stock designated as Series B Junior Participating Preferred Stock from 640,000 to 1,000,000 to be consistent with the increase in the number of shares of authorized common stock being effected by the amended and restated certificate of incorporation. This Series B Junior Participating Preferred Stock was authorized in conjunction with the adoption by the Company of its rights plan (poison pill). There are no substantive changes to the rights, preferences or privileges of the Company's common stock that would be effected by the proposed amendment and restatement, other than to clarify that a separate vote of the common stock as a class (as opposed to a vote of all stock entitled to vote) is not required to increase or decrease the number of authorized shares of common stock.

        The Company last adopted an amended and restated certificate of incorporation in 1996. Since then, the Company has issued two series of preferred stock that have since been converted into common stock or redeemed and has deleted non-voting common stock from its authorized capital. While the Board has the authority to adopt an amended an restated certificate of incorporation that merely restates and integrates but does not further amend the certificate of incorporation, the Board believes it expedient to seek stockholder approval of the specific form of amended and restated certificate of incorporation because stockholder approval is already required to increase the number of authorized shares of common stock.

        The additional common stock to be authorized by the adoption of the amended and restated certificate of incorporation would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amended and restated certificate of incorporation and the issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of the Company's common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock after any of the additional authorized shares are issued. If the amended and restated certificate of incorporation is adopted, it will become effective upon filing by the Company of an appropriate certificate with the Secretary of State of the State of Delaware. Adoption of the amended and restated certificate of incorporation is independent of Proposal 3, to amend the Company's certificate of incorporation to effect a reverse split of the Company's outstanding common stock. If Proposals 2 and 3 are both adopted, the Company would first file the amended and restated certificate of incorporation approved pursuant to this Proposal 2, and then the Company's Board of Directors may, in its sole discretion, choose to file one of the amendments to the Company's certificate of incorporation approved pursuant to Proposal 3 to effect a reverse split of the shares of our common stock within the range contemplated by Proposal 3.

        In addition to the 33,435,401 shares of common stock outstanding on December 29, 2004, the Board has reserved, as of December 29, 2004, 9,957,446 shares for issuance upon exercise of options and rights granted under the Company's equity incentive plans, and up to 500 shares of common stock which may be issued upon exercise of non-plan options then outstanding. The number of shares of the Company's common stock that would be outstanding immediately after any reverse stock split implemented by the Board of Directors pursuant to Proposal 3 would be reduced as described in Proposal 3 based on the various exchange ratios that could be implemented upon stockholder approval. In addition, proportionate adjustments will be made to the number of shares issuable upon the exercise of all outstanding options of the Company, and the number of shares reserved for issuance in the

Company's existing stock option plans will be reduced proportionately based on the exchange ratio selected by the Board for any reverse stock split approved and implement by the Board pursuant to Proposal 3. Any such reverse stock split will have no effect on the number of authorized shares of common stock that are not issued or outstanding and will have no effect on the total number of shares of common stock the Company is authorized to issue under its certificate of incorporation. Therefore, upon effectiveness of any such reverse stock split implement pursuant to Proposal 3, the number of shares of common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. The proposed increase in the number of authorized shares of common stock under this Proposal 2 would, if approved, be effected whether or not Proposal 3 is approved. See "Effects of Reverse Stock Split" under Proposal 3 below. The Company is actively pursuing efforts to raise additional capital, which could require the issuance or reservation of shares of common stock in excess of the number of shares currently available for issuance. Although at present the Board of Directors has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, except to the extent required by the rules of the Nasdaq Stock Market. These purposes may include: raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the company's business or product lines through the acquisition of other businesses or products; and other corporate purposes.

        While the issuance of shares in certain instances could have the effect of forestalling a hostile takeover, by making a change of control more difficult, the Board does not intend or view the increase in authorized common stock as an anti-takeover measure. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of such increase in the authorized common stock could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

        The full text of the operative provisions of the form of Second Amended and Restated Certificate of Incorporation that the Board is recommending for adoption by the stockholders is attached hereto as Annex A. The text of the Company's existing certificate of incorporation, and all amendments thereto, may be obtained upon written request directed to our Secretary at our principal office set forth on the notice of annual meeting of stockholders accompanying this proxy statement. Such documents have also been filed as exhibits to our filings with the SEC as listed in Item 15 to our most recently filed Form 10-K, and are accessible at www.sec.gov, where the SEC maintains a website that contains reports, proxy and information statements and other information regarding the Company and other issuers that file electronically with the SEC. The Company's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC's website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Vote Required

        The affirmative vote of the holders of a majority of all outstanding shares of our common stock on the record date is required for adoption of the Company's proposed second amended and restated certificate of incorporation set forth in this Proposal 2. Broker non-votes with respect to this proposal will be treated as votes "against" the proposal because they represent shares entitled to vote which have not been voted in the affirmative. Abstentions will have the same effect as votes "against" the proposal because they represent shares entitled to vote which have not been voted in the affirmative.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF AMENDMENT OF THE COMPANY'S
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Introduction

        The Board of Directors has adopted a resolution approving, and recommending to our stockholders for their approval, proposed amendments to the certificate of incorporation of the Company to effect a reverse split of the shares of our common stock at a ratio ranging from 1:5 to 1:40 (the "Reverse Stock Split"). The text of the forms of proposed amendments to the certificate of incorporation is annexed to this proxy statement as Annex B. Assuming the stockholders approve the proposal, the Board of Directors will have the sole discretion under Section 242(c) of the Delaware General Corporation Law, as it determines to be in the best interest of the Company and its stockholders, both to select the specific exchange ratio within the designated range of 1:5 to 1:40 and also to decide whether or not to proceed to effect a reverse stock split or instead to abandon the proposed amendments altogether. If an amendment is filed with the Secretary of State of Delaware, the amendment to the certificate of incorporation will effect the Reverse Stock Split by reducing the number of shares of our issued common stock by the ratio to be determined by the Board of Directors, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock. If the Board does not implement an approved reverse stock split prior to the one year anniversary of the Annual Meeting, the Board will seek stockholder approval before implementing any reverse stock split after that time.

        By approving the Reverse Stock Split, stockholders will approve a series of amendments to our certificate of incorporation pursuant to which any whole number of outstanding shares between and including five and forty would be combined into one share of our common stock, and authorize our Board of Directors to file only one such amendment, as determined by our Board of Directors in the manner described herein, and to abandon each amendment not selected by our Board of Directors. The Board may also elect not to do any reverse split. Our Board of Directors believes that stockholder approval of amendments granting our Board of Directors this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

The Company's Nasdaq Listing Issue

        The Company's common stock is quoted on the Nasdaq SmallCap Market under the symbol "TPPH." To maintain a listing on the Nasdaq SmallCap Market, the Company must satisfy the applicable listing maintenance standards established by Nasdaq. Among other things, the Company is required to comply with the continued listing requirements of The Nasdaq SmallCap Market (the "Nasdaq SmallCap Requirements"). To comply with such requirements, the Company must have:

  1)
  at least 500,000 shares publicly held by persons other than officers, directors and beneficial owners of greater than 10% of its total outstanding shares;

  2)
  a market value of publicly held shares of at least $1 million;

  3)
  stockholders' equity of at least $2.5 million or a minimum market value of listed securities of $35.0 million;

  4)
  at least 300 beneficial holders of 100 shares or more; and

  5)
  a minimum bid price of at least $1.00 per share.

        Currently, the Company meets all of the listing maintenance standards for Nasdaq SmallCap Market listing except the $1.00 minimum bid price. Assuming the stockholders approve this Proposal 3,

the Board of Directors will determine whether to effect a reverse stock split in the range of 1:5 to 1:40, at the ratio determined by the Board of Directors to be most likely sufficient to allow the Company to meet and maintain the $1.00 minimum bid price requirement.

Reasons for the Reverse Stock Split

        On February 25, 2005, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. We have been provided 180 calendar days, or until August 24, 2005, to regain compliance with this requirement. To demonstrate compliance with the bid price requirement, we must maintain a bid price of greater than $1.00 for a minimum of 10 consecutive business days, although in certain circumstances Nasdaq may require a longer compliance period.

        The Board of Directors has considered the potential harm to the Company of a delisting of the Company's common stock and has determined that the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Nasdaq SmallCap Requirements if the Company's common stock continues to trade below $1.00 per share. Approval of this Proposal 3 will permit the Company to file one amendment to the Company's certificate of incorporation and the amendment filed thereby will contain the number of shares selected by the Board of Directors within the limits set forth in this proposal to be combined into one share of common stock.

        If this Proposal 3 is approved by the holders of the Company's common stock and the Board decides to implement the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of 1:5 to 1:40, as determined in the judgment of the Board to be most likely sufficient to allow the Company to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq SmallCap Market for the longest period of time. By way of illustration, assuming a per share price of $0.60 immediately prior to the filing of the appropriate certificate of amendment to the Company's certificate of incorporation, the Board may determine that the Company should effect a 1:5 or 1:40 reverse stock split, with the goal of achieving a bid price of $3 or $24 per share, respectively. Please refer to the section captioned "Effects of the Reverse Stock Split" below for more detailed examples of the effects of the range of ratios.

        The Company believes that maintaining listing on the Nasdaq SmallCap Market will provide it with a market for its common stock that is more accessible than if the Company's common stock were traded on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq SmallCap Market. Among other factors, trading on the Nasdaq SmallCap Market increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq SmallCap Market listing may enhance the Company's access to capital, increase the Company's flexibility in responding to anticipated capital requirements, and facilitate the use of its common stock in acquisitions and financing transactions that it may undertake. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on the Nasdaq SmallCap Market as compared with the OTC market.

        We expect that a Reverse Stock Split of our common stock will increase the market price of the common stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of a reverse split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the common stock after the reverse split will not rise in proportion to the reduction in the number of shares of the common stock outstanding resulting from the Reverse Stock Split, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

        In order to maintain our listing, we also must meet other minimum requirements. Another requirement is that the number of holders of 100 or more shares ("round lots") of our common stock equal or exceed 300. We expect that we will continue to meet this requirement following a Reverse Stock Split. Another financial requirement is minimum stockholders' equity of at least $2.5 million or a minimum market value of listed securities of $35.0 million. As of December 29, 2004, our stockholders' equity was $27.8 million and, as of April 14, 2005, the market value of our common stock outstanding was $18.75 million. Even if we meet the bid price standards, if we are unable to comply with Nasdaq's other listing standards, Nasdaq may determine to delist our common stock from the Nasdaq SmallCap Market. If Nasdaq made a determination to delist our common stock, the delisting procedure would involve a process beginning with Nasdaq's notification and would include a hearing and the possibility of appeal. There is no assurance that at the end of this process our common stock would continue to be listed on the Nasdaq SmallCap Market.

        The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the "1934 Act").

Board Discretion to Implement Reverse Stock Split

        If our Board of Directors determines to effect the Reverse Stock Split, they will consider certain factors in selecting the specific exchange ratio, including prevailing market conditions, the trading price of our common stock, the number of round lot holders of our common stock and the steps that we will need to take in order to achieve compliance with the trading price requirements and other listing regulations of the Nasdaq SmallCap Market. Based in part on the price of our common stock on the days leading up to the filing of the amendment to our certificate of incorporation effecting the Reverse Stock Split, our Board of Directors will select the ratio which it believes will, in accordance with Nasdaq maintenance requirements, (i) increase the trading price of our common stock sufficiently to maintain, at least in the short term, a minimum bid price of at least $1.00 and (ii) result in the continued existence of at least 300 stockholders of round lots.

        Notwithstanding approval of the Reverse Stock Split by the stockholders, our Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one year anniversary of this annual meeting of stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If our Board of Directors fails to implement any of the amendments prior to the one year anniversary of this annual meeting of stockholders, stockholder approval again would be required prior to implementing any Reverse Stock Split.

Consequences if Stockholder Approval for Proposal 3 Is Not Obtained

        If stockholder approval for this Proposal 3 is not obtained, we will not be able to file an amendment to our certificate of incorporation to effect a reverse split of the Company's common stock. Unless the bid price for our common stock increases to greater than $1.00 for ten consecutive trading days prior to August 24, 2005, then we will not meet the listing requirements for the Nasdaq SmallCap Market. If compliance is not achieved by August 24, 2005, we will be eligible for another 180 day compliance period (until February 20, 2006) if the Company meets the Nasdaq SmallCap Market initial listing criteria as set forth in Nasdaq Marketplace Rule 4310(c) other than the minimum bid price requirement. No assurance can be given that we will be eligible for the additional 180 compliance period or, if applicable, that we will regain compliance during any additional compliance period. If we are unable to qualify for the additional compliance period, or if we are unable to regain compliance during any such period, our common stock will likely be transferred to the OTC Bulletin Board or OTC Market.

        If we fail to meet all applicable Nasdaq SmallCap Market requirements and Nasdaq determines to delist our common stock, the delisting could adversely affect the market liquidity of our common stock and the market price of our common stock could decrease. Delisting could also adversely affect our ability to obtain financing for the continuation of our operations and/or result in the loss of confidence by investors, suppliers, customers and employees.

Effects of the Reverse Stock Split

        The following table sets forth the number of shares of the Company's common stock that would be outstanding immediately after the Reverse Stock Split at various exchange ratios, based on the number of shares of common stock outstanding as of April 14, 2005. The table does not account for fractional shares that will be paid in cash.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding Before Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split
None	33,488,995	33,488,995
1:5	33,488,995	6,697,799
1:10	33,488,995	3,348,900
1:20	33,488,995	1,674,450
1:30	33,488,995	1,116,300
1:40	33,488,995	837,225

        If a stockholder owns 10,000 shares of common stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own 2,000 shares in the case of a Reverse Stock Split in the ratio of 1:5, 1,000 shares in the case of a Reverse Stock Split in the ratio of 1:10, 500 shares in the case of a Reverse Stock Split in the ratio of 1:20, 333 shares in the case of a Reverse Stock Split in the ratio of 1:30, and 250 shares in the case of a Reverse Stock Split in the ratio of 1:40.

        The lasting effect of the proposed Reverse Stock Split upon the market price for the Company's common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The Company cannot assure you that the market price per new share of the Company's common stock after the Reverse Stock Split (which we refer to as "New Shares") will rise in proportion to the reduction in the number of old shares of the Company's common stock outstanding (which we refer to as "Old Shares") as a result of the Reverse Stock Split. The Company also cannot assure you that the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by the Nasdaq SmallCap Requirements, or that the Company will otherwise meet the requirements of Nasdaq for inclusion for trading on the Nasdaq SmallCap Market, including, for example, the applicable minimum stockholders' equity requirements of the Nasdaq SmallCap Requirements. The market price of the Company's common stock is dependent on the Company's financial condition, performance, prospects and a number of other factors, many of which are unrelated to the number of shares outstanding. If the Company's efforts to meet the Nasdaq SmallCap Requirements are unsuccessful, the Company's common stock would remain subject to delisting.

        The liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split, and the reduced number of shares may make it more difficult to trade shares of our common stock. In addition, the Reverse Stock Split will increase the number of the Company's stockholders who own odd lots (less than 100 shares).

Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting those sales.

        The Reverse Stock Split will affect all of the Company's holders of common stock uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of the Company's stockholders owning a fractional share, in which case such stockholders will receive a cash payment in lieu of such fractional share. The Company's issued common stock will remain fully paid and non-assessable.

        The Reverse Stock Split will not affect the par value of the Company's common stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on the Company's balance sheet attributable to its common stock will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company's common stock will be increased because there will be fewer shares of the Company's common stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options to purchase shares of common stock of the Company, and the number of shares reserved for issuance in the Company's existing stock option plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split. Cash paid for fractional shares to holders of Tapestry stock options upon any exercise of such stock options would be recognized as a compensation charge at the time of exercise.

        The Reverse Stock Split will have no effect on the number of currently authorized shares of common stock that are not issued or outstanding and will have no effect on the total number of shares of common stock the Company is authorized to issue under its certificate of incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. The Company may use the additional authorized and unissued shares of its common stock resulting from the Reverse Stock Split to issue additional shares of its common stock from time to time in equity financings, under its equity compensation plans or in connection with other matters.

        Our common stock is currently registered under Section 12(g) of the 1934 Act, and we are subject to the periodic reporting and other requirements of the 1934 Act. The proposed Reverse Stock Split will not affect the registration of the common stock under the 1934 Act. If the proposed Reverse Stock Split is implemented, the common stock will continue to be reported on the Nasdaq SmallCap Market under the symbol "TPPH" (although Nasdaq would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split has occurred).

Potential Anti-Takeover Effect of the Reverse Stock Split

        Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase in proportion to the number of shares of common stock that are issued and outstanding prior to the Reverse Stock Split. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), this Proposal 3 is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of common stock or obtain control of the Company.

Effective Date

        The Reverse Stock Split will be effected at 5:01 p.m. Eastern Time, on the date that the amendment to the Company's certificate of incorporation is filed with the Secretary of State of

Delaware. Beginning at the effective time of the Reverse Stock Split, each certificate representing Old Shares will be deemed for all corporate purposes to represent New Shares. The text of the forms of proposed amendments to the Company's certificate of incorporation would be in substantially the form attached to this proxy statement as Annex B, provided that such certificate of amendment to the Company's certificate of incorporation would be subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to effect the Reverse Stock Split, including insertion of the applicable Reverse Stock Split ratio approved by the Board within the range approved by the stockholders.

Exchange of Stock Certificates

        The transfer agent for the Company will act as the "exchange agent" for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.

Fractional Shares

        No fractional shares of common stock will be issued as a result of the proposed Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will, upon surrender to the exchange agent of certificates representing their fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of our common stock as reported on the Nasdaq SmallCap Market on the effective date of the amendment to the Company's certificate of incorporation by (ii) the number of shares of our common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 39 shares (if the Company were to implement a 1:40 reverse stock split) of the Company's common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the Company's common stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split. As of April 14, 2005, there were approximately 311 holders of record of our common stock. As a result of the Reverse Stock Split, assuming the maximum Reverse Stock Split ratio of 1:40 were selected, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to approximately 300.

Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material federal income tax consequences of the Reverse Stock Split to certain holders of Old Shares, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on the provisions of the United States federal income tax law (including the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof) as of the date hereof, all of which is subject to change retroactively as well as prospectively. The Company's view regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

        This summary assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (i.e., generally, property held for investment). Further, it does not discuss any state, local, foreign or minimum income or other tax consequences. In addition, this summary does not address the tax consequences applicable to a holder's particular circumstances or to holders that are subject to special tax rules, including without limitation banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities and persons who hold Old Shares as a position in a hedging transaction, "straddle," "conversion transaction" or other risk reduction transaction. THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE EFFECTIVE REVERSE STOCK SPLIT.

        Other than the cash payments, if any, received by a stockholder in lieu of fractional shares as discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received pursuant to the Reverse Stock Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. Stockholders who receive cash in lieu of fractional share interests in the New Shares as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by the Company, and will generally recognize gain or loss equal to the difference between the amount of cash received in lieu of a fractional share and their adjusted basis allocable to the fractional share interests redeemed. Such gain or loss will be long term capital gain or loss if the Old Shares were held for more than one year. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

        No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the proposed amendments to the Company's certificate of incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.

Vote Required

        The affirmative vote of the holders of a majority of all outstanding shares of our common stock on the record date is required for approval of the proposed amendments to the Company's certificate of incorporation set forth in this Proposal 3. Broker non-votes with respect to this proposal will be treated as votes "against" the proposal because they represent shares entitled to vote which have not been voted in the affirmative. Abstentions will have the same effect as votes "against" the proposal because they represent shares entitled to vote which have not been voted in the affirmative.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
AMENDMENT OF THE COMPANY'S 2004 EQUITY INCENTIVE PLAN
TO ADD 2,000,000 SHARES TO SUCH PLAN

Introduction

        In April 2004, the Board of Directors adopted, and the stockholders of the Company subsequently approved, the Company's 2004 Equity Incentive Plan (the "Incentive Plan"). There is currently an aggregate of 2,000,000 shares of common stock reserved for issuance under the Incentive Plan. As of April 8, 2005, stock awards covering an aggregate of 1,214,500 shares of common stock were outstanding under the Incentive Plan. Only 785,500 shares of common stock (plus any shares that might in the future be returned to the Incentive Plan as a result of termination or expiration of awards) remained available for future grant under the Incentive Plan. On April 14, 2005, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 2,000,000 shares to an aggregate of 4,000,000 and to increase the number of shares subject to options that may be granted to any one employee during any calendar year by 600,000 shares to 1,000,000.

Reasons for the Proposal and Summary of Effects of the Approval of Proposal 4

        The Board believes that it is in the best interest of the Company to increase the number of shares available for awards under the Incentive Plan and to increase the number of shares subject to options that may be granted to any one employee during any calendar year in order to allow Tapestry to grant awards to attract and retain new employees and to further compensate, where appropriate, existing employees whether or not they have previously been granted options under the Incentive Plan. Failure to attract and retain new employees or to compensate existing employees could create a situation in which Tapestry is unable to attract and retain sufficiently competent, skilled personnel, and could have a material adverse effect.

        Stockholders are requested in this Proposal 4 to approve the amendment to the Incentive Plan. Proposal 4 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted toward the tabulation of votes cast on this matter and will have the same effect as negative votes. Broker-non votes will be counted towards a quorum, but will not be counted in determining whether Proposal 4 has been approved to the extent that brokers are not entitled to vote on the matter without instructions from beneficial owners. If the amendment is not approved by the stockholders, the Incentive Plan will continue in effect without the proposed amendment. If the amendment is approved by the stockholders, the Board of Directors will be able to grant options to purchase 2,000,000 more shares than are currently authorized under the Incentive Plan. The text of the Incentive Plan, amended as proposed above, is attached as Annex C to this proxy statement.

        Please refer to the sections captioned "Equity Compensation Plan Information" and "Summary of Equity Compensation Plans Not Approved by Stockholders" under "Compensation of Executive Officers" below for important information regarding our other equity compensation plans.

        The essential features of the Incentive Plan are presented below:

General

        The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

Purpose

        The Board adopted the Incentive Plan to provide a means by which employees and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

Administration

        The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

        The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. Subject to the terms of the Incentive Plan, the Board may delegate to one or more of the Company's officers the authority to grant stock awards to employees of the Company who are not officers. Such officer would be able to grant only the total number of stock awards specified by the Board.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

Stock Subject to the Incentive Plan

        Currently, an aggregate of 2,000,000 shares of common stock are reserved for issuance under the Incentive Plan. Shares subject to stock awards that expire, terminate, are repurchased, or are forfeited under the Incentive Plan will again become available for the grant of awards under the Incentive Plan. Shares issued under the Incentive Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a "net exercise," the number of shares that are not delivered to the participant shall remain available for the grant of awards under the Incentive Plan. If the exercise of any stock award is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall become available for the grant of awards under the Incentive Plan. Currently, the maximum number of shares that may be issued under the Incentive Plan subject to incentive stock options is 2,000,000 shares of common stock. Subject to shareholder approval of this Proposal 4, this maximum number will be increased to 4,000,000 shares.

Eligibility

        Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers) and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan. However, non-employee directors of the Company are not eligible to receive awards under the Incentive Plan.

        No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

        Currently, no employee may be granted options under the Incentive Plan exercisable for more than 400,000 shares of common stock during any calendar year ("Section 162(m) Limitation"). The proposed amendment to the Incentive Plan would increase the Section 162(m) Limitation to 1,000,000 shares.

Options

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. As of April 14, 2005, the closing price of the Company's common stock as reported on the Nasdaq SmallCap Market was $0.56 per share.

        The exercise price of options granted under the Incentive Plan must be paid either in cash or check at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement, (iii) by a "net exercise" of the option, (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board or (v) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Company's existing plans typically vest over a four year period during the participant's employment by, or service as a consultant to, the Company or an affiliate (collectively, "service") or vest based upon appreciation in trading price of the Company's common stock, or both. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms, as determined by the Board in its discretion. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, the Company may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by requiring a cash payment upon exercise, by withholding a portion of the stock otherwise issuable to the participant upon exercise or by such other method as may be set forth in a specific option agreement.

        Term.    The maximum term of options granted under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Unless otherwise specified by the Board, options granted under the Incentive Plan terminate 180 days (90 days in the case of incentive stock options) after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within the period specified in the applicable option agreement after termination of such service for a reason other than death, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        The option term generally is extended in the event that exercise of the option within these periods would be prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Restrictions on Transfer.    A participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Stock Purchase Awards and Stock Bonus Awards

        Payment.    The Board determines the purchase price of a stock purchase award under a stock purchase agreement. A stock bonus award is granted in consideration of past services without a purchase payment. The purchase price of stock acquired pursuant to a stock purchase agreement under the Incentive Plan must be paid either in cash or by check at the time of purchase or at the discretion of the Board in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option or forfeiture right in favor of the Company in accordance with a vesting schedule as determined by the Board.

        Restrictions on Transfer.    In the discretion of the Board and as provided in an award agreement, rights under a stock purchase or stock bonus agreement may be transferred where such assignment is required by law or expressly authorized by the terms of the applicable stock purchase or stock bonus agreement.

Stock Appreciation Rights

        Stock appreciation rights are granted through a stock appreciation right agreement. Each stock appreciation right is denominated in share equivalents. The strike price of each stock appreciation right is determined by the Board at the time of grant of the stock appreciation right. The Board may also impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in the Company's common stock or in cash or by check or any combination of the two, or any other form of legal consideration approved by the Board. If a stock appreciation right participant's relationship ceases for any reason, the recipient may exercise any vested stock appreciation right up to three months from cessation of service, unless the terms of the stock appreciation right agreement provide for earlier or later termination.

Stock Unit Awards

        Stock unit awards are purchased through a stock unit award agreement. Subject to certain limitations, the consideration, if any, for stock unit awards must be at least the par value of the Company's common stock. The consideration for a stock unit award may be payable in any form permitted under applicable laws. The Board may impose any restrictions or conditions upon the vesting of stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Stock unit awards may be settled in the common stock or in cash or by check or any combination of the two, or any other form of legal consideration approved by the Board. Dividend equivalents may be credited in respect of shares covered by a stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the stock unit award. If a stock unit award recipient's service relationship with us terminates, any unvested portion of the stock unit award is forfeited upon the recipient's termination of service.

Other Stock Awards

        Other forms of stock awards based on the Company's common stock may be granted either alone or in addition to other stock awards under the Incentive Plan. The Board has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of the Company's common stock to be granted and all other conditions of such other stock awards.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type, class and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type, class and the maximum number of shares of common stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

        In the event of certain corporate transactions, any surviving or acquiring corporation may continue or assume awards outstanding under the Incentive Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or to substitute similar awards, then with respect to awards held by participants whose service with the Company or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date. In addition, in the event of certain specified types of transactions characterized as a "change in control," stock awards may be subject to additional acceleration of vesting and exercisability as set forth in the stock award agreement or other written agreements.

Duration, Amendment and Termination

        The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 19, 2014.

        The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        The Board may amend the terms of any one or more stock awards, except that (i) the rights under any stock award shall not be impaired by any such amendment unless the Company requests the consent of the participant and the participant consents in writing and (ii) no previously granted stock award may be repriced, replaced or regranted through cancellation, or by lowering the exercise price of a previously granted stock award without the prior approval of the stockholders of the Company.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Stock Purchase Awards, Stock Bonus Awards and Stock Units Awards.    Nonstatutory stock options, stock purchase awards and stock bonus awards granted under the Incentive Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Stock purchase awards, stock bonus awards and stock unit awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

Vote Required

        The affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve of the amendment of the Company's 2004 Equity Incentive Plan set forth in this Proposal 4. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but will not be counted for any purpose in determining whether this Proposal 4 has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending December 28, 2005, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Grant Thornton was engaged as the Company's auditors in August 2004. Representatives of Grant Thornton are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Ernst & Young LLP, a registered public accounting firm, audited our accounts and the accounts of our subsidiaries for the year ended December 31, 2003, and reviewed our financial statements included in our quarterly reports through the quarterly period ended June 30, 2004. On June 25, 2004, the Company was notified by Ernst & Young of their decision to resign as the Company's independent accountant effective after completion of their review of the Company's financial statements for the second quarter ending June 30, 2004. Ernst & Young had been our auditors since 1993.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Grant Thornton. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal 5 has been approved.

Independent Auditor's Fees

        The following table represents aggregate fees billed to the Company for fiscal years ended December 29, 2004 and December 31, 2003, by Grant Thornton and Ernst & Young, the Company's principal accountants.

	Grant Thornton		Ernst & Young		Total
	2004	2003	2004	2003	2004	2003
Audit Fees(1)	$147,000	$—	$26,000	$102,000	$173,000	$102,000
Audit Related Fees(2)	—	—	7,000	27,000	7,000	27,000
Tax Fees(3)	—	—	44,000	7,000	44,000	7,000
All Other Fees	—	—	—	—	—	—

	$147,000	$—	$77,000	$136,000	$224,000	$136,000

(1)
Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. In 2004, audit fees also include fees for professional services rendered for the audits of (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

(2)
Audit-Related Fees consist of fees for assurance a related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in "Audit Fees." In 2004, this category included fees relating to registration statement filings. In 2003, this category included fees related to review of our proxy in connection with the sale of our paclitaxel business and registration statements filings.

(3)
Tax Fees consist of fees for professional services rendered for assistance with federal, state and international tax compliance and tax planning.

        All fees described above incurred in connection with services performed by Grant Thornton and Ernst & Young after May 6, 2003 were approved by the Audit Committee.

Pre-Approval Policies and Procedures

        Under the Audit Committee Charter, the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton or Ernst & Young (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the 1934 Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Grant Thornton or Ernst & Young is compatible with maintaining the principal accountant's independence.

        In connection with the Company's audits for the fiscal years ended December 31, 2002 and 2003, and in the subsequent period before Ernst & Young's resignation, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Ernst & Young to report the disagreement if it had not been resolved to the satisfaction of Ernst & Young. Ernst & Young's reports on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young's letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as an exhibit to the Company's Current Report on Form 8-K dated July 1, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 8, 2005, regarding the ownership of our common stock by (1) persons believed by us to be the beneficial owners of more than five percent of our outstanding common stock; (2) by each director and by each executive officer named in the Summary Compensation Table below; and (3) by all executive officers and directors as a group. Except where otherwise indicated, the address for each of the persons listed in the table is: Tapestry Pharmaceuticals, Inc., 4840 Pearl East Circle, Suite 300W, Boulder, CO 80301.

	Beneficial Ownership(1)
Beneficial Owner(1)	Number of Shares		Percent of Total
Leonard P. Shaykin	1,534,539	(2)	4.58%
Stephen K. Carter	17,500	(3)	*
Edward L. Erickson	70,000	(4)	*
George M. Gould	20,000	(5)	*
Arthur H. Hayes, Jr.	100,000	(6)	*
Elliot M. Maza	0		0
The Honorable Richard N. Perle	113,000	(7)	*
Patricia A. Pilia	700,422	(8)	2.09%
Robert E. Pollack	79,600	(9)	*
Anne L. Bailey	32,901	(10)	*
Martin M. Batt	120,992	(11)	*
Kai P. Larson	214,992	(12)	*
Gordon H. Link, Jr.	509,039	(13)	1.52%
All executive officers and directors as a group (14 persons)	3,525,951	(14)	10.53%
Mayne Pharma (USA) Inc.	2,000,000	(15)	5.97%

*
Less than one percent.

(1)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Percentage of beneficial ownership is based on 33,488,995 shares of common stock outstanding as of April 8, 2005, as adjusted as required by the rules promulgated by the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable or exercisable within 60 days of April 8, 2005 are deemed outstanding for computing the percentage of the person or entity holding such securities, and for purposes of computing the percentage of each other person or entity.

(2)
Includes 745,862 shares of common stock issuable upon exercise of options granted to Mr. Shaykin under the 1994 Long-Term Performance Incentive Plan (the "1994 Plan") and 89,060 shares of common stock beneficially owned through our Employee Stock Ownership Plan ("ESOP") as of April 8, 2005. Also includes 75,000 shares of common stock held by the Shaykin Family Foundation for which Mr. Shaykin disclaims beneficial ownership.

(3)
Includes 17,500 shares of common stock issuable upon exercise of options granted to Dr. Carter under the 1994 Plan.

(4)
Includes 70,000 shares of common stock issuable upon exercise of options granted to Mr. Erickson under the 1994 Plan.

(5)
Includes 20,000 shares of common stock issuable upon exercise of options granted to Mr. Gould under the 1994 Plan.

(6)
Includes 100,000 shares of common stock issuable upon exercise of options granted to Dr. Hayes under the 1994 Plan.

(7)
Includes 100,000 shares of common stock issuable upon exercise of options granted to Mr. Perle under the 1994 Plan.

(8)
Includes 431,008 shares of common stock issuable upon exercise of the options granted to Dr. Pilia under the 1994 Plan; 88,908 shares of common stock beneficially owned through the ESOP as of April 8, 2005; and 10,800 shares of common stock gifted by Dr. Pilia to relatives and certain other persons, which Dr. Pilia may be deemed to beneficially own by virtue of holding powers of attorney to vote and take certain other actions with respect to such shares. Dr. Pilia disclaims beneficial ownership of the gifted shares of common stock over which Dr. Pilia holds powers of attorney. This does not include 1,438,070 shares beneficially owned by Dr. Sterling Ainsworth, a former officer of the Company, whose transactions in shares of Company stock are reported by Dr. Pilia under Section 16 of the Securities Act of 1934, as amended, as though such shares were beneficially owned by her. Dr. Pilia disclaims beneficial ownership of all such shares beneficially owned by Dr. Ainsworth.

(9)
Includes 78,500 shares of common stock issuable upon exercise of options granted to Dr. Pollack under the 1994 Plan.

(10)
Includes 24,000 shares of common stock issuable upon exercise of options granted to Ms. Bailey under the 1994 Plan and the 1998 Stock Incentive Plan, and 8,901 shares of common stock beneficially owned through the ESOP as of April 8, 2005.

(11)
Includes 57,504 shares of common stock issuable upon the exercise of options granted to Mr. Batt under the 1994 Plan and the 1998 Stock Incentive Plan, and 43,368 shares of common stock beneficially owned through the ESOP as of April 8, 2005.

(12)
Includes 134,174 shares of common stock issuable upon the exercise of options granted to Mr. Larson under the 1994 Plan and 80,818 shares beneficially owned through the ESOP as of April 8, 2005.

(13)
Includes 358,350 shares of common stock issuable upon the exercise of options granted to Mr. Link under the 1994 Plan and 89,157 shares of common stock beneficially owned through the ESOP as of April 8, 2005.

(14)
Includes an aggregate of 2,717,573 shares of common stock issuable upon exercise of outstanding stock options held by such persons.

(15)
Information in the table as to beneficial ownership of common stock by Mayne Pharma (USA) Inc. is based upon filings on Schedule 13G made by Mayne Pharma (USA) Inc. on October 9, 2003. Mayne Pharma (USA) Inc.'s address is Mack Cali Centre II, 650 From Road, Second Floor, Paramus, NJ 07652.

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers, as of April 1, 2005:

Name	Age	Position
Leonard P. Shaykin	61	Chairman of the Board and Chief Executive Officer
Martin Batt	62	Senior Vice President, Chief Operating Officer
Patricia A. Pilia, Ph.D.	56	Executive Vice President, Vice President of BioResearch and Toxicology and Secretary
Gordon H. Link, Jr.	51	Senior Vice President and Chief Financial Officer
Kai P. Larson	40	Vice President and General Counsel
Bruce W. Fiedler	40	Corporate Controller

        See "Proposal 1—Election of Directors" for the biographies of Mr. Shaykin and Dr. Pilia.

        Martin Batt, has served as our Vice President, Chief Operating Officer since July 2004. On April 14, 2005 his title was changed to Senior Vice President, Chief Operating Officer. Mr. Batt has also been Chief Information Officer since 2002. Prior to joining us, from 1986 to 2002, he was a Partner in the consulting firm of Grisanti, Galef & Goldress which specializes in operating and fixing distressed companies by providing leadership in senior executive positions. Mr. Batt has assumed various positions including CEO, President and Vice President in many industries including retailing, aerospace, communications, computer software, and steel, computer hardware, carpet, apparel, and automotive parts manufacturing. Prior to that, Mr. Batt served in various Information Technology positions at U. S. Steel Corporation. Mr. Batt received a B.S. in Computer Sciences, Cum Laude, from Point Park College, Pittsburgh and has also taught Computer Science and Information Technology.

        Gordon H. Link, Jr., a certified public accountant and a certified management accountant, has served as our Senior Vice President and Chief Financial Officer since 2002, and previously held the position of Vice President and Chief Financial Officer from 1993 to 2002. Prior to that, Mr. Link served concurrently as Corporate Controller of Synergen, Inc. and Treasurer of the Syntex-Synergen Neuroscience Joint Venture. From 1991 to 1993, Mr. Link was Treasurer of Synergen Development Corporation. From 1983 to 1990, Mr. Link practiced as a certified public accountant, including the position of Audit Manager with Deloitte & Touche. He attended the graduate school of the University of Denver and received undergraduate degrees in chemistry from Rensselaer Polytechnic Institute in 1976 and in accounting from Metropolitan State College in 1983.

        Kai P. Larson, has served as our Vice President and General Counsel since 1999, and previously held the position of Director of Legal Affairs from 1994 to 1999. Prior to joining us, he worked as an attorney in the New York office of Kirkland & Ellis. Mr. Larson received a B.A. from Brigham Young University, and a J.D. from Columbia University School of Law.

        Bruce W. Fiedler joined us as Corporate Controller in December 2003. Mr. Fiedler has over 18 years of accounting and finance experience including senior financial leadership roles with Arrow Electronics, Inc., where he served as Vice President of Finance for the North American Computer Products Group from 2001 through 2003 and as Assistant Corporate Controller from 2000 through 2001. Prior to his work at Arrow Electronics, Mr. Fiedler served in senior financial management roles at Corporate Express, Inc. from 1996 through 2000, culminating as Vice President of Corporate Systems and Shared Services from 1998 through 2000, where he was responsible for integrating acquisitions into existing operations, enhancing accounting and operational controls and processes and developing finance teams. Mr. Fiedler began his career with Baxter International, Inc., where he held various accounting and finance roles over 8 years including Site Controller for the MicroScan division, a global manufacturer and marketer of diagnostic systems for the Microbiology industry. Mr. Fiedler has a Bachelor's degree in finance from Indiana University, Bloomington, IN and an MBA in finance from DePaul University in Chicago, IL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 29, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that an initial report of ownership on Form 3 was filed late by Mr. Batt, and one statement of change of ownership on Form 4 that reported one transaction was filed late by Dr. Carter.

COMPENSATION OF DIRECTORS

        Non-employee directors are paid $3,000 for each regular meeting and $500 for each special meeting attended. In addition, directors serving on committees of the Board are paid for attendance at each committee meeting as follows: $1,000 for the committee chair and $500 for non-chair committee members. The co-chairs of the Research and Development Committee (the "RDC") receive $40,000 per year and do not receive per-meeting fees for RDC meeting attendance. Directors are also reimbursed for their cost incurred in attending Board and committee meetings. In April 2004, the Board added an annual retainer of $10,000, payable quarterly, for all non-employee directors, and an additional annual retainer of $10,000 for the chair of the Audit Committee.

        Each non-employee director of the Company also receives stock option grants under the Company's 2004 Non-Employee Directors' Stock Option Plan (the "2004 Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the 2004 Directors' Plan. Options granted under the 2004 Directors' Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code. Prior to approval of the 2004 Directors' Plan by the Company's stockholders in July 2004, non-employee directors received grants of stock options under the Company's 1994 Long-Term Performance Incentive Plan, as amended.

        Options to purchase 10,000 shares of common stock are granted automatically under the 2004 Directors' Plan to each non-employee director who (i) is elected or reelected as a director of the Company at an annual meeting of stockholders, (ii) continues service as a director of the Company after an annual meeting of stockholders at which the director is not subject to re-election, or (iii) is otherwise appointed as a director of the Company in accordance with the Company's bylaws, in each case on the business day next following each such annual meeting or appointment. Options to purchase 10,000 shares of common stock are granted automatically to each non-employee director who is appointed or continues to serve after an annual meeting of stockholders as chair of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors on the business day next succeeding each such appointment or continuation of service, as the case may be. In addition, options to purchase 7,500 shares of common stock are automatically granted to each non-employee who is appointed to the RDC upon initial appointment to the committee, and options to purchase 3,000 shares of common stock are automatically granted to each non-employee director who continues service as a RDC member after an annual meeting of stockholders, in each case on the business day next succeeding such appointment or continuation of service, as the case may be. Non-employee directors also may be granted options to purchase shares of common stock in the discretion of the Board of Directors. All such options are exercisable at an exercise price equal to the fair market value of the common stock on the date of grant. Options granted as annual grants will become exercisable in full on the first anniversary following the date of grant, so long as the optionee has provided continuous service through such date. Options granted as initial grants will become exercisable in full on the first business day immediately following the later of the Company's annual meeting of stockholders next following the date of grant or six months following the date of grant, so long as the optionee has provided continuous service through such date. The term of options granted under the 2004 Directors' Plan is ten years. In the event of a change-in-control transaction involving the Company or if a non-employee director is required to resign in connection with such change-in-control, the vesting of each option will accelerate in full.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

        The following table shows for the years ended December 29, 2004, December 31, 2003 and December 31, 2002, compensation awarded or paid to, or earned by our chief executive officer, our four other most highly compensated executive officers at December 29, 2004 and one other person who was an executive officer during 2004 (the "Named Executive Officers"):

Annual Compensation
Name and Principal Position				Securities Underlying Options(#)	All Other Compensation(1)
	Year	Salary	Bonus
Leonard P. Shaykin Chairman of the Board, Chief Executive Officer	2004 2003 2002	$354,231 270,000 270,000	$140,000 417,000 —	— 250,000 —	$35,841 20,981 40,000
Martin M. Batt(2) Senior Vice President, Chief Operating Officer	2004 2003 2002	225,981 190,000 54,808	120,000 225,000 35,000	80,000 60,000 75,000	35,841 16,099 —
Patricia A. Pilia(3) Executive Vice President, Secretary	2004 2003 2002	238,835 214,412 209,577	60,000 150,000 —	60,000 110,000 —	35,841 20,981 40,000
Gordon Link(4) Senior Vice President, Chief Financial Officer	2004 2003 2002	239,835 247,154 208,731	100,000 250,000 28,073	80,000 110,000 —	35,841 20,981 40,000
Anne L. Bailey(5) Vice President, General Manager Genomics Division	2004 2003 2002	194,712 14,423 —	100,000 40,000 —	80,000 50,000 —	37,256 — —
Kai P. Larson Vice President, General Counsel	2004 2003 2002	213,612 180,000 179,154	75,000 250,000 25,000	60,000 110,000 —	35,841 18,883 40,000

(1)
Represents our Employee Stock Ownership Plan ("ESOP") contributions of common stock (valued at fair market value as of the date of the contribution) for each of the Named Executive Officers.

(2)
Mr. Batt was hired on September 1, 2002.

(3)
In 2003, annual compensation for Dr. Pilia included $4,412 of accrued vacation paid in cash in connection with a change in the Company's vacation policy.

(4)
In 2003, annual compensation for Mr. Link included $37,154 of accrued vacation paid in cash in connection with a change in the Company's vacation policy. In 2002, in light of an inadvertent expiration of certain options held by Mr. Link, the Board authorized a stock award to Mr. Link of 2,955 shares, with a market value of $28,073, which represented the economic value of the expired options as of the expiration date of the options.

(5)
Ms. Bailey was hired on November 17, 2003. In 2004, other compensation included $18,344 of moving and temporary housing costs and $18,912 for the contribution to the ESOP on her behalf. Ms. Bailey serves as General Manager of the Company's Genomics Division, which the Company announced in November 2004 would be closed. As a result of such closure, Ms. Bailey is no longer an executive officer of the Company. Ms. Bailey is included as a Named Executive Officer based upon her service as an executive officer for part of 2004 and upon the amount of her compensation for the full fiscal year.

        As permitted by rules promulgated by the SEC, no amounts are shown with respect to certain "perquisites" where the aggregate amount of such perquisites received by a Named Executive Officer does not exceed the lesser of $50,000 or 10% of his or her salary plus bonus for the applicable year.

Option Grants in Last Fiscal Year

        The following table reports each grant of options to purchase common stock made during the year ended December 29, 2004 to the Named Executive Officers:

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms ($)(4)
	Number of Securities Underlying Options Granted (#)(1)
		% of Total Options Granted to Employees in Year(2)	Exercise or Base Price Per Share ($/sh)
Name				Expiration Date(3)
					5%	10%
Leonard P. Shaykin	—	—%	$—	—	$—	$—
Martin M. Batt	80,000	6.54%	$1.06	10/28/2014	53,398	135,359
Patricia A. Pilia	60,000	4.91%	$1.06	10/28/2014	40,048	101,519
Gordon Link	80,000	6.54%	$1.06	10/28/2014	53,398	135,359
Anne L. Bailey	80,000	6.54%	$1.06	10/28/2014	53,398	135,359
Kai P. Larson	60,000	4.91%	$1.06	10/28/2014	40,048	101,519

(1)
Each of the options listed on this table was granted under our 2004 Equity Incentive Plan (the "2004 Incentive Plan"). The options granted on October 28, 2004 become exercisable in percentages according to the closing price of our common stock on the Nasdaq SmallCap Market, in accordance with the following schedule. Vesting shall be determined by a comparison of the closing price of our common stock on October 28, 2004 ($1.06) (the "Base Price") compared with a rolling 20 day average of the closing price of our common stock over the period from October 28, 2004 to October 28, 2009 (the "Target Price"). When the Target Price exceeds the Base Price by 30%, then 16.67% of the shares allocated to each individual shall vest. When the Target Price exceeds the Base Price by 60%, then an additional 16.67% of the shares allocated to each individual shall vest. Similarly, an additional 16.67% of the shares shall vest when the Target Price exceeds the Base Price by 90%, 120%, 150%, and 200%. All such shares shall be fully vested, regardless of our common stock price, on October 28, 2009.

(2)
Based on the aggregate of 1,223,050 options granted to our employees, including the Named Executive Officers, in 2004, and consisting of options granted under the 1994 Long-Term Performance Incentive Plan (the "1994 Plan"), the 1998 Stock Incentive Plan (the "1998 Plan"), the 2004 Incentive Plan and the 2004 Non-Employee Directors' Stock Option Plan (the "2004 Directors' Plan").

(3)
Options granted under the 2004 Incentive Plan have a ten-year term and are subject to earlier termination upon death, disability or termination of employment.

(4)
The potential realizable value is calculated based on the term of the option at its time of grant (10 years) assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price less the exercise price. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our future stock price performance. In addition, the potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table reports information, as to each of the Named Executive Officers, concerning the number of shares subject to both exercisable and unexercisable stock options held as of December 29, 2004. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 29, 2004:

			Number of Securities Underlying Unexercised Options at Year End (#)		Value of Unexercised in-the-Money Options at Year End($)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Leonard P. Shaykin	—	—	745,862	479,138	$—	$—
Martin M. Batt	—	—	57,504	157,496	—	—
Patricia A. Pilia	—	—	431,008	299,992	—	—
Gordon Link	—	—	358,350	361,650	—	—
Anne L. Bailey	—	—	24,000	106,000	—	—
Kai P. Larson	—	—	200,840	233,326	—	—

(1)
Calculated on the basis of the closing price per share of our common stock on the date of exercise on the Nasdaq SmallCap Market, less the exercise price.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 29, 2004 concerning our common stock that may be issued upon the exercise of options or the purchases of restricted stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2004 Equity Incentive Plan	1,197,500	$1.01	802,500
2004 Non-Employee Directors' Stock Option Plan	50,000	$1.06	350,000
1994 Long-Term Performance Incentive Plan	5,705,402	$4.18	280,018

Total Approved Plans	6,952,902	$3.61	1,432,518
Equity compensation plans not approved by security holders:
Non-plan	500	$9.50	—
1998 Stock Option Plan	1,323,698	$4.35	248,328

Total Unapproved Plans	1,324,198	$4.35	248,328

Total Plans	8,277,100	$3.73	1,680,846

Summary of Equity Compensation Plans Not Approved by Stockholders

        Non-plan Stock Options.    In January 1994, the Company granted to four outside directors 27,000 non-plan options to purchase shares of common stock which were immediately exercisable at a price of $2.40 and which expired in January 2004. In September 1997, the Company granted to its employees 20,075 non-plan options to purchase shares of common stock which vested over two years and which expire in September 2007. As of December 29, 2004, 500 of these options remained outstanding.

        1998 Stock Incentive Plan.    In 1998, the Board of Directors adopted the 1998 Stock Incentive Plan (formerly known as the "1998 Stock Option Plan") (the "1998 Plan") to provide awards of stock options, stock appreciation rights, restricted stock, performance grants, or any other type of award deemed by the Board of Directors or its designated committee to employees and other individuals who perform services for the Company. The 1998 Plan provides for option grants designated as nonqualified stock options or incentive stock options. Originally, 125,000 shares were authorized for issuance under the 1998 Plan. In 1999, 2000, 2001 and 2002 the Board of Directors approved increases in the number of authorized shares. There are currently 1,925,000 shares authorized for issuance under the 1998 Plan. Under the terms of the 1998 Plan, stock options cannot be granted to persons who are Tapestry officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, (unless granted to officers not previously employed by Tapestry, as an inducement essential to such officers entering into employment contracts with the Company) or to Tapestry directors. Options granted under the 1998 Plan typically vest 25% after each anniversary date of the grant, and expire ten years from the date of grant. The exercise price for stock options issued under the 1998 Plan is equal to the fair market value of the Company's common stock on the date of grant.

Employment Agreements and Termination of Employment Agreements

        Effective October 1, 2001, we entered into an employment agreement (the "Shaykin Employment Agreement"), with Leonard Shaykin. In addition, effective October 1, 2001, we entered into employment agreements (collectively, the "Employment Agreements") with Patricia Pilia, Gordon Link, and Kai Larson (collectively, the "Executive Officers"). The Shaykin Employment Agreement and the other Employment Agreements are referred to together as the "Executive Agreements", and Mr. Shaykin and the Executive Officers are referred to together as the "Executives."

        The Shaykin Employment Agreement provides for an initial three year employment term that expired on October 1, 2004 and is automatically renewed on each anniversary of the date of the agreement for successive one-year terms unless either party terminates. No such notice of termination has been given by or to Mr. Shaykin.

        The Shaykin Employment Agreement provides for an initial annual base salary for Mr. Shaykin of $270,000. Under the Shaykin Employment Agreement, in the event a change of control occurs or is anticipated (including the sale of substantially all of the assets of the Company) and Mr. Shaykin's employment is terminated by the Company without cause (as defined in the Shaykin Employment Agreement) or by Mr. Shaykin for good reason (as defined in the Shaykin Employment Agreement), Mr. Shaykin is to be granted (i) a payment equal to the greater of 100% of his prior year's bonus or 75% of his base annual salary, (ii) a payment equal to 300% of his base annual salary and (iii) a payment equal to accrued, unpaid salary and bonus through the date of termination. As defined in the Shaykin Employment Agreement, "good reason" includes, along with other events, the board of directors' failure to grant, in each calendar year after a change in control occurs or is anticipated, a minimum annual bonus at least equal to the average of the three years' prior annual bonuses, if such a failure is in anticipation of or following a change in control. The sale of our paclitaxel business to Mayne Pharma may be deemed to have been a sale of substantially all our assets. In connection with the sale, Mr. Shaykin advised the Company that he has waived any requirement that a minimum annual bonus be paid to him insofar as the sale of the paclitaxel business could be construed to constitute a change of control pursuant to the Shaykin Employment agreement.

        In addition, if Mr. Shaykin's employment is terminated by the Company without cause or by Mr. Skaykin for good reason, he would be entitled to receive, subject to certain limitations, (i) a lump sum of accrued, unpaid salary and bonus, if any, through the termination date, (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination, (iii) full vesting for all outstanding Company stock options owned by Mr. Skaykin that were granted prior to October 1, 2001, and (iv) a bonus payment in an amount equal to a percentage of his base salary, according to the terms set forth above. The forgoing benefits would be limited by the amount deductible for income tax purposes under the Internal Revenue Code of 1986, as amended.

        Each of the Employment Agreements provides for an initial two-year employment term that expired on October 1, 2003, and is automatically renewed on each anniversary of the date of the agreement for an additional one-year term unless either party gives notice of termination to the other party at least 180 days prior to the commencement of any additional one-year term. No such notice of termination has been given by or to any of the Executive Officers. The Employment Agreements provide for initial annual base salaries for Dr. Pilia, Mr. Link and Mr. Larson of $210,000, $210,000 and $180,000, respectively. Under the Employment Agreements, in the event a change of control occurs or is anticipated (including the sale of substantially all of the assets of the Company) and an Executive Officer's employment is terminated by the Company without cause or by the Executive Officer for good reason, such Executive Officer is to be granted (i) a payment equal to the greater of 100% of his or her prior year's bonus or 75% of his or her base annual salary and (ii) a payment equal to 200% of the Executive Officer's base annual salary. As defined in these agreements, "good reason" includes, along with other events, the board of directors' failure to grant, in each calendar year after a change in control occurs or is anticipated, a minimum annual bonus at least equal to the average of the three years' prior annual bonuses, if such a failure is in anticipation of or following a change in control. The sale of our paclitaxel business to Mayne Pharma, may be deemed to have been a sale of substantially all of our assets. In connection with the sale, each of the Executive Officers advised the Company that he or she has waived any requirement that a minimum annual bonus be paid him or her insofar as the sale of the paclitaxel business could be construed to constitute a change of control pursuant to his or her Employment Agreement.

        In addition, if the Executive Officer's employment is terminated by the Company without cause or by the Executive Officer for good reason, each Executive Officer would be entitled to receive, subject to certain limitations, (i) a lump sum of accrued, unpaid salary and bonus, if any, through the termination date, (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination, (iii) full vesting for all outstanding Company stock options owned by the Executive Officer that were granted prior to October 1, 2001, and (iv) a bonus payment in an amount equal to a percentage of the individual Executive Officer's base salary, according to the terms set forth above for each named individual. The forgoing benefits would be limited by the amount deductible for income tax purposes under the Internal Revenue Code of 1986, as amended.

        Under the Employment Agreements and the Shaykin Employment Agreement, Executives may receive an annual bonus in such amount, if any, as the Compensation Committee (or if the Board has no Compensation Committee at the time, then the Board), in its discretion, may award to Executives, based upon the Executive's and the Company's performance during each year of the employment period for each Executive.

        The Executive Agreements also contain provisions (i) prohibiting disclosure of confidential information, (ii) granting to the Company rights to intellectual property developed by the Executives that relate to its business or are developed in the course of employment with Tapestry, and

(iii) prohibiting competition with Tapestry under certain circumstances during and for five years after the Executive's employment with the Company is terminated.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 29, 2004, our compensation committee consisted of Dr. Robert Pollack (chairman), Dr. Stephen Carter, Mr. Edward Erickson and the Honorable Richard M. Perle. None of our executive officers serve as members of the board of directors or compensation committee of any entity that has one or more executive officers who serve on the Company's board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION1

        The Compensation Committee is a committee of the Board of Directors established to, among other things, (i) assist the Board of Directors in carrying out its responsibilities relating to the compensation of executive officers of the Company, (ii) administer the Company's equity incentive plans (including reviewing and approving stock option grants to executive officers), and (iii) work with the Chief Executive Officer and the Board in organizational development and succession planning. All members of the Committee are independent directors who are not officers or employees of the Company. In addition, the Committee has the authority to engage the services of outside advisers, experts and others to assist the Committee. For the past two years, the Committee directly engaged an outside compensation consulting firm to assist the Committee in its review of the compensation for the executive officers.

Overview.

        We are committed to executive compensation policies that promote and support our goals and that motivate executives to make a significant contribution to our success. Our overall compensation philosophy for executive officers has the following goals and objectives: (i) the attraction and retention of qualified personnel whose participation is important to our short-term and long-term success; and (ii) the creation of a mutual interest between executive officers and stockholders that causes executive officers to share in the risks and rewards of strategic decision-making. The Committee currently reviews the base compensation of each executive officer, and grants bonuses and equity-based incentive compensation, annually.

        Based upon surveys of compensation paid to executives of comparable biopharmaceutical companies, the Committee currently intends to establish salaries at around the 50th percentile level and bonuses at a slightly higher percentile level, and to rely more heavily on equity incentives. With respect to equity incentives, we recognize that a significant portion of outstanding options held by some executive officers have exercise prices that are far in excess of the current trading price of the Company's common stock and accordingly provide little incentive. When the Committee considers any component of the CEO's and an executive officer's total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option and restricted stock gains are taken into consideration in the Committee's decisions.

1
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

Elements of Executive Compensation.

        Base Salary.    The base salaries of our Chief Executive Officer, Mr. Shaykin, and three of our other executive officers initially were established under employment agreements entered into with those individuals in October 2001. The base salaries under these agreements were increased in January 2002, January 2004 and December 2004. The base salary increases of all executive officers other than the Chief Executive Officer were recommended to the Compensation Committee by the Chief Executive Officer based upon employee performance and a need to maintain compensation that is competitive with opportunities outside of the Company.

        In October 2004, the Compensation Committee reviewed and revised the compensation proposal presented by management and made a tentative decision about the compensation to be paid to the Chief Executive Officer. Final approval for salary increases was given in December 2004 to be effective in January 2005. In connection with its decision, the Committee reviewed data compiled from a survey of biotechnology executive compensation compiled by Aon Consulting/Radford Surveys, which included data from similarly positioned companies in the pharmaceutical/biotech field. In general, salaries were established to be at about or below the 50th percentile when compared to the survey information reviewed by the Committee. The Compensation Committee believes that the base salaries of our executive officers are somewhat below average, when compared with salaries of executives at comparable companies.

        Bonuses.    The Company historically has paid annual bonuses to its executive officers. For 2003, special bonuses recognized the success of the Company in the sale of its paclitaxel business. Since completion of that sale, the Committee believes that the Company's success should be measured primarily by the success of its drug development efforts. In October 2004, after a review of the Radford Survey, the Committee approved bonus compensation for executive officers other than the Chief Executive Officer as proposed by the Chief Executive Officer, assuming that two investigational new drug, or IND, application filings were made by the Company before the end of 2004. The Company did submit one IND application in 2004 and the Committee approved bonuses at 70% of the bonus levels tentatively approved in October, with an understanding that the Committee would consider possible payment of the balance in 2005 based upon its overall assessment of performance by the Company, including the clearance of the one filed IND application by the Food and Drug Administration (FDA), which occurred in January 2005. The balance of the bonuses were awarded in January 2005 after the Committee concluded that filing of the one IND application by the Company and that application's clearance by the FDA were significant milestones. Bonuses approved by the Committee in December 2004 and January 2005 are reflected for our Named Executive Officers in the Summary Compensation Table as bonuses for 2004.

        In awarding these bonuses the Committee considered the contribution that these individuals have made and continue to make to the Company in facilitating the Company's drug development efforts, and the overall level of cash compensation paid to executive officers over the past several years. The Committee also reviewed data compiled from a survey of biotechnology executive compensation. This survey included data from similarly positioned companies in the pharmaceutical/biotech field. The Committee believes that the bonuses granted in 2004 to our executive officers were generally above the 50th percentile of executives at comparable companies in 2003.

        Equity-based Incentives.    In determinations relating to equity-based compensation, the Committee took into account recommendations made to the Committee by the Chief Executive Officer as well as the Committee's own subjective evaluation of the circumstances, including retention considerations. The Committee considers equity-based incentives to be an integral part of executive compensation. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while long-term equity-based incentive grants encourage executives to focus on the Company's long-term goals as well. The grant of restricted stock awards, and stock options under the Company's equity incentive plans has been an effective method for the creation of a mutual interest between our employees and our stockholders. Stock options granted to executive officers in 2004 fully vest and become exercisable five years after the grant date and expire ten years after the grant date. The options vest earlier if the trading price of the Company's common stock, on a 20-trading day moving average, exceeds the market price of the common stock on the grant date by a specified margin. If the 20-trading day moving average exceeds the market price on the grant date by 30%, then 16.67% of the option vests. Likewise, if the 20-trading day moving average exceeds the market price on the grant date by 60%, 90%, 120%, 150% and 200%, then in each case an additional 16.67% of the option vests. All stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. In granting equity-based incentives, the Committee takes into account an individual executive's performance and the performance of the Company as a whole in achieving its goals in advancing drug candidates through the development process while taking into account the Company's overall compensation philosophy. Options granted by the Committee to the Company's Named Executive Officers in 2004 are set forth in the Summary Compensation Table.

        In June 2002, our Board of Directors adopted a share retention policy applicable to our key employees, executive officers and directors to align more closely the interests of these persons with our stockholders. Pursuant to the share retention policy, no such person may sell more than 50% of vested shares granted pursuant to an option or restricted share grant. The policy applies to grants of options and restricted stock made after the date the policy was adopted. The Compensation Committee may waive compliance with the policy if compliance would create a significant hardship for any option recipient.

Compensation of Chief Executive Officer

        The compensation for Leonard Shaykin, the Company's Chief Executive Officer, was based upon the same procedures and criteria as described above relating to executive compensation in general. The Company engaged Deloitte & Touche to review Mr. Shaykin's overall compensation package in connection with its consideration of an increase in base salary and bonus to be granted in December, as well as equity compensation. The Committee approved an increase for base salary in 2005 to $370,000, awarded a bonus of $140,000 for 2004 (approved in December 2004 and January 2005) and set a target bonus for 2005 of $170,000. The Committee did not grant any stock options or award any other equity compensation to Mr. Shaykin during 2004, but the Committee is considering various alternatives for granting a substantial equity compensation award to Mr. Shaykin in 2005, which will be based on competitive market data and Mr. Shaykin's individual performance.

        In determining Mr. Shaykin's total compensation, the Committee subjectively evaluates such factors as his performance and contribution to the attainment of the Company's goals. Since the completion of the sale of the Company's paclitaxel business in 2003, the goals of the Company have focused on drug development efforts. In awarding Mr. Shaykin's 2004 bonus and in establishing his compensation package for 2005, the specific goals and achievements which were considered as were progress in the Company's new drug development programs and the filing of an IND application. The Committee has reviewed all components of the CEO's compensation, including salary, bonus and equity-based incentive compensation, and finds the CEO's total compensation (and, in the case of the severance and change-in-control scenarios discussed below, the potential payouts) in the aggregate to be reasonable.

Employment Agreements with Certain Executive Officers

        The Company is party to employment agreements with Messrs. Shaykin, Link and Larson and Dr. Pilia that provide for payments to the employees if, their employment is terminated by the Company without cause, or by the employee for good reason. Those employment agreements were entered into in 2001, and the Committee was assisted by a compensation consultant in its review and approval of those agreements. Under each agreement, the Company is obligated to make payments to the terminated employee based upon his or her base salary or bonus and a continuation of certain employee benefits. Based upon the current salary and most recent bonus paid by the Company to each employee, the maximum cash amounts that would be paid to each such employee under the employment agreement in the circumstances described would be Mr. Skaykin ($1,387,500), Mr. Link ($660,000), Dr. Pilia ($646,250) and Mr. Larson ($605,000).

  Compensation Committee

  Robert E. Pollack, Chair
  Stephen K. Carter, M.D.
  Edward L. Erickson
  George M. Gould
  Elliot M. Maza

PERFORMANCE MEASUREMENT COMPARISON1

        The following graph compares the cumulative return of the Company's common stock against the Total Return Index for the NASDAQ Market (U.S.) and a peer group which is comprised of the companies listed on the NASDAQ Pharmaceutical Stock Index. The comparison assumes an initial investment of $100 on December 31, 1999 in Tapestry's common stock and in each of the indices shown. All values assume the reinvestment of dividends by the companies included in these indices and are calculated as of December 31 of each year. The historical stock price performance on the graph below is not necessarily indicative of future stock price performance.

	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 29, 2004
Tapestry (TPPH)	$100	$295.47	$397.21	$23.00	$68.64	$33.80
NASDAQ Market (U.S.)	$100	$60.31	$47.84	$33.07	$49.45	$53.81
Peer Group (NASDAQ Pharmaceutical Index)	$100	$124.73	$106.31	$68.69	$100.69	$107.24

1
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Arthur H. Hayes, Jr., M.D., has provided certain consulting services to us. We are parties to a consulting agreement with MediScience Associates (the "MediScience Agreement") whereby Dr. Hayes, who is President and Chief Operating Officer of MediScience, may provide us with consulting services in a variety of areas, including clinical research planning, strategic positioning and regulatory guidance. We are obligated to make quarterly payments to MediScience under the MediScience Agreement in the amount of $12,500. Dr. Hayes was paid $50,000 under this agreement during 2004. We gave notice to terminate the MediScience Agreement on March 28, 2005 and the agreement will terminate on June 26, 2005.

        The Company has entered into indemnification agreements with all members of the Board of Directors and with certain officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Tapestry stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301 or contact Jane Platt at 303-516-8500. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Patricia A. Pilia, Ph.D. Secretary

April 28, 2005

        A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K, as amended, for the fiscal year ended December 29, 2004 is available without charge upon written request to: Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. Our SEC filings are also available at the SEC's web site at "http://www.sec.gov."

ANNEX A

FORM OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TAPESTRY PHARMACEUTICALS, INC.

ARTICLE ONE

        The name of the corporation is Tapestry Pharmaceuticals, Inc. (the "Corporation").

ARTICLE TWO

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

        The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

        A.    AUTHORIZED SHARES

        The total number of shares of stock which the Corporation has authority to issue is 102,000,000 shares, 100,000,000 of which shall be Common Stock, with a par value of $.0075 per share, and 2,000,000 of which shall be Preferred Stock, with a par value of $.001 per share.

        B.    COMMON STOCK

        The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation (voting together on an as-if-converted basis).

        C.    PREFERRED STOCK

        The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors (a "Preferred Stock Designation") and as are not inconsistent with this Certificate of Incorporation or any amendment hereto, and as may be permitted by the General Corporation Law of the State of Delaware. Except as otherwise expressly required by law and except for such voting powers as may be stated in the Preferred Stock Designation relating to any series of Preferred Stock (a "Preferred Stock Designation"), the holders of any such series shall have no voting power whatsoever.

        D.    SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

        Section 1.    Designation and Amount.    One million (1,000,000) shares of the authorized shares of Preferred Stock are hereby designated "Series B Junior Participating Preferred Stock." The rights, preferences, privileges, restrictions and other matters relating to such series (the "Series B Stock") are as follows.

        Section 2.    Dividends and Distributions.

  (A)
  Subject to the prior and superior rights of the holders of any series of Preferred Stock ranking prior and superior to the Series B Stock with respect to dividends, the holders of Series B Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the product of the Adjustment Number (defined below) multiplied by the aggregate per share amount of all cash dividends, and the Adjustment Number multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock, par value $.0075 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Stock. As used herein, the "Adjustment Number" shall initially be 100, but if the Corporation at any time after November 8, 1996 (the "Declaration Date") (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock, or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number immediately after such event shall equal the Adjustment Number immediately before such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

  (B)
  The Corporation shall declare a dividend or distribution on the Series B Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if the total dividends declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date is less than $.01 per share, a dividend equal $1.00 per share on the Series B Stock, minus an amount per share equal to the dividends already paid on the Series B Stock during such period, shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  (C)
  Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series B Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B

    Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.    The holders of the Series B Stock shall have the following voting rights:

  (A)
  Each share of Series B Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on each matter submitted to a vote of the stockholders of the Corporation.

  (B)
  Except as otherwise provided herein or by law, the holders of Series B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

  (C)
  If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the shares of the Series B Stock shall exist, the number of directors constituting the Board of Directors shall be increased by two, and the holders of Series B Stock (whether or not the holders of the Series B Preferred Stock would be entitled to vote for the election of Directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class, to the exclusion of the holders of Common Stock, to elect two directors of the Company to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Series B Stock. Each director elected by the holders of shares of Series B Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Series B Stock, voting together as a single class, at a meeting of the stockholders, or of the holders of shares of Series B Stock, called for that purpose. So long as a default in any preference dividends on the Series B Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Series B Stock, voting together as a single class, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of Directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends on the Series B Stock" shall be deemed to have occurred whenever the amount of accrued dividends upon the Series B Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Series B Stock shall have been paid, or declared and set aside for payment, to the end of the last preceding quarterly dividend.

  (D)
  Except as set forth herein, holders of Series B Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

  (A)
  Whenever quarterly dividends or other dividends or distributions payable on the Series B Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Stock outstanding have been paid in full, the Corporation shall not

    (i)
    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Stock;

    (ii)
    declare or pay dividends or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Stock, except dividends paid ratably on the Series B Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii)
    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Stock;

    (iv)
    purchase or otherwise acquire for consideration any shares of Series B Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  (B)
  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Re-acquired Shares.    Any shares of Series B Stock purchased or otherwise acquired by the Corporation in any manner shall be retired and canceled promptly after such acquisition. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

        Section 6.    Liquidation, Dissolution or Winding Up.

  (A)
  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Stock unless, prior thereto, the holders of Series B Stock have received, for each such share, a number of dollars equal to the Adjustment Number, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of Series B Stock unless, prior thereto, the holders of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Stock and Common Stock, respectively, holders of Series B Stock and holders of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed to them in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

  (B)
  If there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series B Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. If thereafter there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock (subject to the rights of any Preferred Stock other than the Series B Stock).

        Section 7.    Consolidation, Merger, etc.    If the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in each such case the Series B Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

        Section 8.    No Redemption.    The Series B Stock shall not be redeemable.

        Section 9.    Ranking.    The Series B Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series provide otherwise.

        Section 10.    Amendment.    Whenever any Series B Stock is outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially adversely affect the powers, preferences or special rights of the Series B Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series B Stock, voting separately as a class.

        Section 11.    Fractional Shares.    Series B Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Stock.

ARTICLE FIVE

        The Corporation is to have perpetual existence.

ARTICLE SIX

        The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        A.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1996 annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-Year term. At each succeeding annual meeting of stockholders beginning in 1997, successors to the class of directors whose term expires at such annual meeting shall be elected to a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class who is elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

        B.    Except for any directors who may be elected under specified circumstances set forth in a Preferred Stock Designation by the holders, if any, of any class or series of Preferred Stock then existing, the exact number of directors of the Corporation shall be determined from time to time by resolution of the Board of Directors.

        C.    Except as may be otherwise provided pursuant to Part II of Article Four of the Certificate of Incorporation of the Corporation in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of preferred stock, any director or the entire Board of Directors may be removed only for cause by the affirmative vote of the holders of at least 80% of the voting power of all of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        D.    The Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. Notwithstanding anything contained in this Certificate of Incorporation or Bylaws of the Corporation to the contrary, the stockholders of the Corporation, at a duly called annual or special meeting of stockholders, may not take any action to alter, amend, repeal or adopt any provision inconsistent with paragraphs 2, 3, 4 and 6 of the Bylaws of the Corporation without the affirmative vote of the holders of at least 80% of the voting power of all of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        E.    The Corporation shall indemnify, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, all persons whom it may indemnify pursuant thereto. The personal liability of a director or officer of the Corporation to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended. Any repeal or modification of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

        F.    In addition to the power and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Incorporation and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

        G.    Notwithstanding Section 228(a) of the General Corporation Law of the State of Delaware, no action shall be taken by the stockholders of the Corporation by written consent in lieu of any annual or special meeting of the stockholders.

ARTICLE SEVEN

        Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

ARTICLE EIGHT

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE NINE

        Notwithstanding anything contained in this Certificate of Incorporation to the contrary, Article Six hereof shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 80% of the voting power of all of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, repeal or adopt any provision inconsistent with this Article Nine.

ANNEX B

FORM OF AMENDMENTS TO
CERTIFICATE OF INCORPORATION
OF
TAPESTRY PHARMACEUTICALS, INC.

        The certificate of incorporation of the Corporation would be amended by adding the following text:

  Effective as of 5:01 p.m., Eastern time, on the date the Certificate of Amendment that includes this paragraph is filed with the Secretary of State of the State of Delaware, each [*] shares of the Corporation's Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."

*
By approving these amendments, stockholders will approve the combination of any whole number of shares of Common Stock between and including five (5) and forty (40) into one (1) share of Common Stock. Any Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any amendment providing for a different split ratio.

B-1

Annex C

Tapestry Pharmaceuticals, Inc.
2004 Equity Incentive Plan

Adopted: April 19, 2004
Approved By Stockholders: July 6, 2004
As Amended: June 10, 2005
Termination Date: April 19, 2014

1.     Purposes.

        (a)   Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees and Consultants.

        (b)   Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iii) Stock Bonus Awards, (iv) Stock Appreciation Rights, (v) Stock Unit Awards and (vi) Other Stock Awards.

        (c)   General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     Definitions.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Capitalization Adjustment" has the meaning ascribed to that term in Section 11(a).

        (d)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

          (ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

          (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

          (iv)  there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

          (v)   individuals who, on the date this Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

        The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

        Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Committee" means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3(c).

        (g)   "Common Stock" means the common stock of the Company.

        (h)   "Company" means Tapestry Pharmaceuticals, Inc., a Delaware corporation.

        (i)    "Consultant" means any person other than a Director or Employee (i) who acts as a consultant or advisor to the Company or an Affiliate and who is compensated for such services or (ii) who serves as a member of the Board of Directors of an Affiliate and who is compensated for such services.

        (j)    "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Participant's leave of absence.

        (k)   "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i)    a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

          (ii)   a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (l)    "Covered Employee" means a covered employee as defined in Section 162(m) of the Code.

        (m)  "Director" means a member of the Board.

        (n)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (o)   "Employee" means any person employed by the Company or an Affiliate. However, service as a Director, or payment of a fee for such service, shall not cause a Director to be considered an Employee for purposes of the Plan.

        (p)   "Entity" means a corporation, partnership or other entity.

        (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (r)   "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

        (s)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock, unless otherwise determined by the Board, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if such day of determination does not fall on a market trading day, then the last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

        (t)    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (u)   "Non-Employee Director" means a Director who either (i) is not currently an employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (v)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (w)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (x)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (y)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (z)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (aa)   "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

        (bb)   "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (cc)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation", and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (dd)   "Own," "Owned," "Owner," "Ownership" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (ee)   "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (ff)    "Plan" means this Tapestry Pharmaceuticals, Inc. 2004 Equity Incentive Plan, as amended from time to time.

        (gg)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (hh)   "Securities Act" means the Securities Act of 1933, as amended.

        (ii)     "Stock Appreciation Right" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(c).

        (jj)    "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (kk)   "Stock Award" means any right granted under the Plan, including an Option, a Stock Purchase Award, a Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award or any Other Stock Award.

        (ll)     "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (mm)   "Stock Bonus Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

        (nn)   "Stock Bonus Award Agreement" means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

        (oo)   "Stock Purchase Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

        (pp)   "Stock Purchase Award Agreement" means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

        (qq)   "Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

        (rr)    "Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (ss)   "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (tt)    "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

        (a)   Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

        (b)   Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

          (v)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

        (c)   Delegation to Committee.

          (i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that has been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board any or all of the powers previously delegated.

          (ii)   Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in their discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one (1) or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries who are not Officers to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Common Stock.

        (e)   Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     Shares Subject to the Plan.

        (a)   Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million (4,000,000) shares of Common Stock; provided, however, that subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Stock Purchase Awards, Stock Bonus Awards, Stock Unit Awards or Other Stock Awards shall be five hundred thousand (500,000) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan; provided, however, that subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be four million (4,000,000) shares of Common Stock. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual deliver or attestation), then the number of such tendered shares shall revert to and again become available for issuance under the Plan.

        (c)   Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     Eligibility.

        (a)   Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants.

        (b)   Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than one million (1,000,000) shares of Common Stock during any calendar year.

        (d)   Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.     Option Provisions.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term. The Board shall determine the term of any Option granted under the Plan; provided that, subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

        (b)   Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one-hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)   Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock at the time the Option is exercised, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) by a "net exercise" of the Option (as further described below) (4) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (5) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

        In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. Shares of Common Stock will no longer be outstanding under an Option (and therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under a "net exercise" (ii) shares actually delivered to the Participant as a result of such exercise, and (iii) shares withheld for purposes of tax withholding.

        (e)   Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f)    Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (g)   Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (h)   Termination of Continuous Service. In the event that an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date one hundred eighty (180) days (ninety (90) days in the case of Incentive Stock Options) following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (i)    Extension of Termination Date. An Optionholder's Option Agreement may (but need not) provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (j)    Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (k)   Death of Optionholder. In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement). If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (l)    Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.     Provisions of Stock Awards other than Options.

        (a)   Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

          (ii)   Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board and permissible under the Delaware General Corporation Law.

          (iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)  Termination of Participant's Continuous Service. In the event that a Participant's Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board's election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant's original cost. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

          (v)   Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

        (b)   Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, but each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration. A Stock Bonus Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

          (ii)   Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

          (iv)  Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

        (c)   Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Stock Unit Award will not be less than the par value of a share of Common Stock. The consideration may be paid in any form permitted under applicable law.

          (ii)   Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

          (iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Stock Unit Award Agreement.

          (iv)  Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

          (v)   Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

          (vi)  Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (d)   Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

          (ii)   Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

          (iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

          (iv)  Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash or check, in any combination of the foregoing or in any other form of consideration as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

          (v)   Termination of Continuous Service. In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

        (e)   Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Awards and all other terms and conditions of such Awards.

8.     Covenants of the Company.

        (a)   Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)   Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   Miscellaneous.

        (a)   Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)   Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c)   No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d)   Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement.

        (e)   Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f)    Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) via such other method as may be set forth in the Stock Award Agreement.

11.   Adjustments upon Changes in Stock.

        (a)   Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a "Capitalization Adjustment"), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

        (c)   Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may (but need not) assume or continue any or all Stock Awards outstanding under the Plan or may (but need not) substitute similar stock awards for Stock Awards outstanding under the Plan (including awards to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

        (d)   Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.   Amendment of the Plan and Stock Awards.

        (a)   Amendment of Plan. Subject to the limitations, if any of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or any securities exchange listing requirements.

        (b)   Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

        (c)   Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)   No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)   Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing the Stock Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing; and provided further, however, that no previously granted Stock Award may be repriced, replaced or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Award without the prior approval of the Company's stockholders.

13.   Termination or Suspension of the Plan.

        (a)   Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   Effective Date of Plan.

        The Plan became effective as of July 6, 2004. Any amendment to the Plan shall become effective upon the later of (i) the date such amendment is adopted by the Board, or (ii) if stockholder approval of such amendment is required by Section 12(a) hereof, the date such amendment is approved by the stockholders of the Company.

15.   Choice of Law.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

ANNUAL MEETING OF STOCKHOLDERS OF

TAPESTRY PHARMACEUTICALS, INC.

June 10, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
"FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors: (to serve until 2008 Annual Meeting)
NOMINEES:
☐	FOR ALL NOMINEES	( ) Stephen K. Carter, M.D.
( ) George M. Gould
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) Elliot M. Maza
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

		FOR	AGAINST	ABSTAIN
2.	To adopt a second amended and restated certificate of incorporation	☐	☐	☐
3.	To approve amendments to the certificate of incorporation to effect a reverse split of the Company's outstanding common stock	☐	☐	☐
4.	To approve an amendment to the Company's 2004 Equity Incentive Plan	☐	☐	☐
5.	To ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as independent auditors of the Company for its fiscal year ending December 28, 2005.	☐	☐	☐

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TAPESTRY PHARMACEUTICALS, INC.

Common Stock
For the Annual Meeting of Stockholders to Be Held on June 10, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Leonard P. Shaykin and Patricia A. Pilia, or either of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Annual Meeting (the "Annual Meeting") of Stockholders of Tapestry Pharmaceuticals, Inc. (the "Company") to be held on June 10, 2005, at 9:00 a.m. local time at the Radisson Hotel & Conference Center, 1850 Industrial Circle, Longmont, Colorado, and any adjournments or postponements thereof, and to vote there all the shares of common stock, $.0075 par value per share, held of record by the undersigned at the close of business on April 14, 2005, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

        Shares will be voted as specified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE PROPOSALS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

(Continued and to be signed on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 10, 2005
PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS June 10, 2005
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
PROPOSAL 2 ADOPTION OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.
PROPOSAL 3 APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.
PROPOSAL 4 AMENDMENT OF THE COMPANY'S 2004 EQUITY INCENTIVE PLAN TO ADD 2,000,000 SHARES TO SUCH PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION1
PERFORMANCE MEASUREMENT COMPARISON1
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  ANNEX A
FORM OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TAPESTRY PHARMACEUTICALS, INC.
  ANNEX B
FORM OF AMENDMENTS TO CERTIFICATE OF INCORPORATION OF TAPESTRY PHARMACEUTICALS, INC.
  Annex C
Tapestry Pharmaceuticals, Inc. 2004 Equity Incentive Plan
ANNUAL MEETING OF STOCKHOLDERS OF
TAPESTRY PHARMACEUTICALS, INC.
TAPESTRY PHARMACEUTICALS, INC.
Common Stock For the Annual Meeting of Stockholders to Be Held on June 10, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS